Annual Report
December 31, 2001



                                  MMA Praxis
                                 Mutual Funds


                           Intermediate Income Fund
                           Core Stock Fund
                           Value Index Fund
                           International Fund






[LOGO]
MMA(R)
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Table of contents

Message from the President....................................................   1

MMA Praxis Stewardship Investing Update.......................................   6

MMA Praxis Intermediate Income Fund
   Portfolio managers' letter.................................................   9
   Performance review.........................................................  10
   Schedule of portfolio investments..........................................  12
   Statement of assets and liabilities........................................  18
   Statement of operations....................................................  19
   Statement of changes in net assets.........................................  20
   Financial highlights.......................................................  21

MMA Praxis Core Stock Fund
   Portfolio managers' letter.................................................  23
   Performance review.........................................................  26
   Schedule of portfolio investments..........................................  28
   Statement of assets and liabilities........................................  32
   Statement of operations....................................................  33
   Statement of changes in net assets.........................................  34
   Financial highlights.......................................................  35

MMA Praxis Value Index Fund
   Portfolio managers' letter.................................................  37
   Performance review.........................................................  38
   Schedule of portfolio investments..........................................  40
   Statement of assets and liabilities........................................  49
   Statement of operations....................................................  50
   Statement of changes in net assets.........................................  51
   Financial highlights.......................................................  52

MMA Praxis International Fund
   Portfolio manager's letter.................................................  54
   Performance review.........................................................  56
   Schedule of portfolio investments..........................................  58
   Statement of assets and liabilities........................................  65
   Statement of operations....................................................  66
   Statement of changes in net assets.........................................  67
   Financial highlights.......................................................  68

Notes to financial statements.................................................  70

Report of independent accountants.............................................  78

Management of Trustees........................................................  79

Message from the President

Financial markets in review


Dear MMA Praxis Shareholders:

The year 2001 proved to be an extraordinarily difficult year for investors in the United States stock market. However, bond investors were once again rewarded with solid returns. Overseas investors experienced a second consecutive year of disappointing returns, leading some to question the validity of international investing. The chart below shows the cumulative returns of several well-known market benchmarks over the past two years. It's not a pretty picture! This is particularly true for investors who were new to stock market investing (and had not benefited from the bull market of the 1990s), or those who were a year or two away from retirement and were overexposed in their allocation to the equity markets.


Two-Year Cumulative Returns: 1/01/2000-12/31/2001
------------------------------------------------------------------------------------------
   Standard & Poor's 500 Index/1/                                                  -19.90%
------------------------------------------------------------------------------------------
   Morgan Stanley Capital International Europe,
   Australasia and Far East Index (MSCI EAFE)/2/                                   -32.57%
------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index/3/                                         +21.05%
------------------------------------------------------------------------------------------

It's now been nearly five months since the terrible tragedy of Sept. 11. For many of us, the immediate emotions of anger, sorrow, and confusion have been replaced by a more contemplative reflection on the political, social, spiritual, and economic factors that are intertwined with this horrific event. Perhaps one of the more revealing quotes surrounding the post-Sept. 11 events was recorded in the Sept. 19 edition of the Wall Street Journal: "In the week since terrorists struck America, the most surprising public appearance hasn't been made by a political figure, or a grieving celebrity or a foreign dignitary. The most striking appearance on the national scene has been made by God...America has turned many corners in the past week. One of those may have been in its view of the role religion can play in public life."

In a similar way, MMA Praxis Mutual Funds are attempting to provide investors with a faith-based investment vehicle in a world that is dominated by secular players. As the results of MMA's 2001 landmark survey on religious-based investing indicated, many Americans are interested in aligning their faith and values with their investment decisions. Later in this report, you will read more about the results of this revealing research effort.

Financial markets in review
The broad stock market averages ended 2001 with negative returns, resulting in the first two-year string of declines since 1973-1974. As stock market investors limp into the new year, we can be comforted by the fact that it has been 60 years since the major stock indexes fell for three consecutive years. This last drop occurred from 1939-41, a period when fascism was sweeping through Europe, the Great Depression was a vivid memory, and the world order seemed threatened. Before we look forward, however, let's pause to reflect on the year 2001 and reconsider those factors that influenced the market.

----------------

/1/ The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.

/2/ The Morgan Stanley Capital International Europe, Australasia and Far-East Index (MSCI EAFE) is generally representative of the performance of the major stock markets of those regions.

/3/ The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor Services, Inc., Standard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one-year to maturity.

     . The events of Sept. 11 closed the United States stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on Sept. 21. The picture brightened a bit after that, and by Oct. 31 stocks had mostly recovered to their pre-attack levels. For the 12-month period ended 12/31/01, the Standard & Poor's 500 Index/1/ closed down -11.88 percent.

     . Falling stock values, the floundering economy, and the Federal Reserve's rate cuts boosted bonds during the year 2001. Rising bond prices led to a stellar 8.44 percent return for the Lehman Brothers Aggregate Bond Index/3/ for 12-month period ended 12/31/01. Bond yields, which move in the opposite direction from the bonds' prices, fell across the maturity spectrum. Yields for shorter-term securities declined most. In fact, the yield of the 3-month Treasury bill,4 which follows the Fed's interest rate moves with a slight lag, plunged over 4 percent, to end the same 12-month period at 1.69 percent. It is worth noting that the decline in interest rates leaves short-term rates below the level of inflation.

     . The Morgan Stanley Capital International Europe, Australasia and Far East Index/2/ (MSCI EAFE) tumbled -21.44 percent for the 12-month period ended 12/31/01; its second straight year of declines and its worst one-year performance in 11 years. Technology and telecommunications stocks remained among the worst performers. Defensive stocks such as consumer staples, retail, and food and beverage companies outperformed for most of the year, before falling out of favor at the end of the fourth quarter.

     . Among investment styles, both growth and value investors were equally punished, with the Standard & Poor's Barra Growth Index/5/ down -12.73 percent, slightly worse than its value counterpart, the Standard & Poor's Barra Value Index,/5/ which was down -11.69 percent for the 12-month period ended 12/31/01.

Portfolio performance
MMA Praxis Intermediate Income Fund
Finally, investors are discovering the importance of fixed-income investments in creating a diversified portfolio. During the 1990s, we experienced a prolonged bull market in equities. Many investors ignored the fundamental principles of building balanced portfolios. Unfortunately, it sometimes takes a fairly significant event, such as a major pullback in stock prices, for people to address this imbalance. Many investors have spent more time evaluating their overall asset mix during the past 12 months. This has contributed to new flows of investments into bond funds, which we have experienced in the MMA Praxis Intermediate Income Fund.

The MMA Praxis Intermediate Income Fund Class A Share (NAV*) provided a total return of 6.58 percent while Class B Share (NAV*) posted gains of 6.21 percent for the 12-month period ended 12/31/01. Relative returns were hurt during the last half of the year as a result of two bond holdings that were downgraded by the rating agencies. Thus, the Fund lagged its passive benchmark, the Lehman Brothers Aggregate Bond Index,/3/ which returned 8.44 percent for the same 12-month period. MMA Praxis Intermediate Income Fund also trailed the average intermediate term bond fund, which delivered an average return of 7.40 percent as reported by Morningstar.6 Please read the commentary for more detailed information about that fund's performance.

----------------
/4/  Treasury bills are represented by the one-month Treasury-bill index.

/5/ The Standard & Poor's Barra Value Index and the Standard & Poor's Barra Growth Index is constructed by dividing the stocks in the S&P 500 Stock Index into two categories, including growth and value, according to price-to-book ratios.

/6/ Morningstar is an independent rating agency. Morningstar ratings are subject to change monthly. The Morningstar category of 616 Intermediate Term Bond Funds returned 7.40% for the 12 months ended 12/31/01.

2
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MMA Praxis Core Stock Fund
The MMA Praxis Core Stock Fund posted another strong year of relative performance against both its passive benchmark and peer category group. In addition, the Core Stock Fund was designated a Lipper Leader in the categories of Preservation and Consistent Return./7/ Lipper ratings are used by the Wall Street Journal and Barron's magazine to evaluate fund performance. A Lipper Leader score for Consistent Return is awarded to a fund for its ability to provide consistent returns and by how much its return surpassed other funds in its peer group. A Lipper Leader score for Preservation is awarded to a fund that has demonstrated the ability to preserve capital even during market declines, as compared to other funds in its peer group. Lipper scores each fund on a scale of one to five, and the funds that score one--as the Core Stock Fund did--are given Lipper Leader status.

The Core Stock Fund Class A Share (NAV*) posted a loss of -7.88 percent while Class B Share (NAV*) posted a loss of -8.53 percent for the 12-month period ended 12/31/01. These totals are better than the S&P 500 Index, which delivered a negative return of -11.88 for the same 12-month period. In addition, the Core Stock Fund performed in the top 10 percent (Class A Share) and top 12 percent (Class B Share) out of 853 large-cap blended-style equity funds according to Morningstar./8/ The portfolio managers' report will provide you with an in-depth analysis of those factors that contributed to the fund's continued strong relative performance.

MMA Praxis Value Index Fund
MMA Praxis Value Index Fund was launched May 2, 2001. From inception to 12/31/01, the fund generated a -11.72 percent return for Class A Share (NAV*) investors, and Class B Share (NAV*) shareholders received a -12.01 percent return.

The goal of the Value Index Fund is to deliver similar returns as its passive benchmark. The benchmark for the Value Index Fund is the S&P Barra Value Index.5 From May 1, 2001 to Dec. 31, 2001, this index was down -12.35 percent. Thus, in its very short existence, the fund has been able to outperform its benchmark, on a net basis after expenses.

We continue to believe that many investors may still be underexposed to a value style of investing, especially investors who are committed to socially responsible investing (SRI) for their entire investment portfolio. There are only a few SRI funds that employ a pure value-investment style. MMA Praxis Value Index Fund is the only passively-managed pure value-style mutual fund that invests according to SRI principles.

Shareholders are encouraged to contact their financial planners to determine if this newest fund offering from MMA Praxis is appropriate for their investment goals and objectives.

MMA Praxis International Fund9
It was another tough year for international investors. Many investors are beginning to wonder whether there are any compelling reasons to continue to expose a portion of their portfolio to the overseas markets. Clearly, the past few years have demonstrated close correlations (i.e., stock

----------------
/7/ Lipper Analytical is an independent rating agency. The Lipper Leader score is based upon the funds three-year return and is subject to change monthly. MMA Praxis Core Stock Fund Class B Share was designated a Lipper Leader for Consistent Returns among 482 large-cap core funds and for Preservation among 4,950 equity funds for the 36 month period ended 11/30/01.

/8/ Morningstar rankings are for the 12-month period ended 12/31/01. For the three-year and five-year periods ended 12/31/01, the Core Stock Fund (Class B Share) ranked 30% out of 859 funds and 78% out of 517 funds, respectively in the Morningstar Large-Cap Blend Equity Funds category. Class A Share was not ranked for the three- and five-year period.

/9/  International investing involves increased risk and volatility.

prices move up or down together) between the United States markets and foreign securities. So, does it still make sense to invest overseas?

It is true that for the past few years, the benefits of investing internationally have been less apparent. However, recent studies still show that diversifying your portfolio by adding foreign investments may help reduce portfolio risk (volatility) over the long-term. Additionally, nearly one-half of the world's market capitalization is lodged in markets outside of the United States. Investors who ignore overseas opportunities forgo a significant number of potentially attractive investments. Our advice is to stay the course and maintain a prudent exposure to international funds, consistent with your risk tolerance, time horizon, and investment objectives.

Although MMA Praxis International Fund had an outstanding fourth quarter (up over 9 percent for the three-month period ended 12/31/01 for both Class A and Class B Share), for the 12-month period ending 12/31/01, Class A Share (NAV*) was still off -25.42 percent while Class B Share (NAV*) was down -25.92 percent. By contrast, the Morgan Stanley Capital International Europe, Australasia, and Far East Index2 (MSCI EAFE) was down -21.44 percent for the same 12-month period. Please read the commentary from the portfolio managers of the international fund for an in-depth analysis of the fund's performance and an understanding of the current investment strategy.

Maintaining optimism for the future
In light of the difficult stock market environment over the past two years, even so-called optimists are beginning to view the investment opportunity cup as half-empty. Is there really any reason to see it as half full? Let's look at several factors that may help us see some light at the end of the dark tunnel.

First, you try to remain optimistic about the long-term direction of the United States economy. Our country has had its ups and downs over the years, but the general direction of the economy over a long period of time has been positive. Over the short run, it's much more difficult to know exactly what direction the economy and stock market will take. But even in these uncertain times, the portfolio managers at MMA Praxis Mutual Funds are finding several exciting investment opportunities we feel could generate some very attractive returns over time. What factors are behind these opportunities?

One clear investment theme is globalization. Most of us are now much more attuned to what's going on throughout the world as more companies expand and move operations to foreign locations. This will reinforce the globalization trend, which will help bring down the cost of production. Economically, this is a very positive development. Another trend creating investment opportunities are the productivity improvements resulting from technology. Technology will continue to help lower production costs, thus enhancing corporate profits. Another important trend is in medical technology, both with equipment and biotechnology. Medical science is on the cusp of some major breakthroughs in how medicine is practiced. These advances should begin to manifest themselves in treatment practices over the next five to 10 years, creating some very attractive returns for shareholders of companies who are able to create marketable products in these areas. Finally, global demographics come into play. People are living longer, especially in the United States. A recent research initiative indicated that a 70-year-old American had better than a 60 percent chance of making it to his or her 100th birthday. These folks will continue to consume goods and services. In addition, many retirees are planning to continue to work part time in retirement. Demographically, this is a very important development. In Europe, many of these same trends are in place, while in Asia, excluding Japan, the populations are notably younger and have ample assets to invest. Consider that China alone has $1 trillion in savings banks. That is equivalent to one-third of the total assets in stock mutual funds in the United States (as of Sept. 1, 2000). These factors may combine to produce investment opportunities.

Several exciting new developments
In December 2001, MMA Praxis Mutual Funds became the first church-affiliated fund in the United States to place 1 percent of its assets in community development investments. This gives people of faith a growing new option. Religiously-based mutual funds have primarily focused on ethical screening of their investments--not proactive use of their assets. Now that is changing with community development investing (CDI). CDI is financing that generates resources and opportunities--including capital for small businesses, job creation, affordable housing, child care, and other needed community services--for economically-disadvantaged people in the United States and overseas communities that are underserved by traditional financial institutions. We are excited about this important development that, along with negative and positive screening and shareholder advocacy, completes MMA's holistic approach to stewardship investing.

Another major initiative in 2001 was the landmark religious investor survey. MMA was interested in knowing how people of faith reconcile their personal faith views with how they manage their money. The results of our study were gratifying and confirm what we have suspected for some time: most Christians don't put their religious views on ice when it comes to the stock market. Instead, they look at their investments as part of the bigger picture of how they can best be stewards in all areas of life.

For more information on the results and interpretation of this survey, please visit MMA Praxis Mutual Funds' web site at www.mmapraxis.com. Also, be sure to read the report from MMA's manager of stewardship investing for more information on the survey as well as community development investing.

Conclusion
The financial markets are normally forward-looking. That's why stocks are always a good buy in a recession. Experienced, savvy investors know that the best time to buy is when there is maximum pessimism, for that is when stocks will be the least expensive. When pessimism is at its peak, things can only get better. Although this sounds nice, the reality is that we can't precisely identify the point of maximum pessimism. Still, one can reasonably conclude that much of the "bad news" is currently priced into the market.

As people of faith, we face the future with steadfast optimism, which allows us to move forward with a spirit of trust, hope, and confidence. Thank you for partnering with us on this stewardship journey.

Sincerely,


/s/ John L. Liechty


John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

________________
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

*Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable contingent deferred sales charge. Please refer to each fund's performance overview for more complete performance history.

Note: An investor cannot invest directly in any index although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

MMA Praxis Stewardship Investing Update


Where Faith and Wall Street intersect: An MMA survey of investors
Understanding how our faith values can most effectively be reflected through our investments is one of the most important aspects of our stewardship investing commitment. This past August, MMA Praxis released the results of a new survey of investors showing that a majority either tries now, or would like to try to incorporate their faith values into their investment decisions. The survey was conducted by the research firm ORC International and sponsored by MMA Praxis.

Here are some highlights from the survey:
Of all investors age 18 and older, eight out of 10 consider themselves to be religious or spiritual. The religious breakdown leaned predominantly toward Christian faiths (45 percent Protestant, 26 percent Catholic, 11 percent fundamentalist Christian) with 1 percent each indicating Jewish and Buddhist affiliations.

Perhaps most startling of our findings of these religious investors was that more than 60 percent say they either try, or would like to try, to incorporate faith values. Such responses paint a very different picture of the interest in faith-based or socially responsible investments than has been held to this point. It is clear that many people do see a connection between their faith and investment decisions and would welcome opportunities to make these connections relevant.

Between the genders, women express a greater desire in trying to incorporate their faith values into the investment arena (65 percent compared to 49 percent for men). Most people, however, haven't turned intent or interest into action regarding faith-based investment options. Only 18 percent have heard of such options, and only 7 percent of these people currently use them. Of those who have never heard of faith-based investing options, 56 percent say they would be very or somewhat likely to invest if they knew more.

Also of significant interest were the corporate ethical issues important to investors. Contrary to popular opinion, religious investors are not--on the whole--most interested in the high-profile moral issues or traditional sin concerns (alcohol, tobacco, weapons, abortion, etc.) that quickly come to mind. The top five most important ethical issues were the same for religious and non-religious investors:
          1. poor product safety
          2. sweatshop involvement
          3. poor environmental record
          4. poor labor relations record
          5. poor equal employment record

Religious investors did register higher levels of concern for traditional sin issues than non-religious investors, as might be expected.

We believe the survey results are important. We see them as an affirmation of the Stewardship Investing philosophy MMA Praxis has embraced. In addition, we are pleased that MMA's Stewardship Investing Guidelines reflect the broad range of concerns held by a large majority of religious investors--uniquely positioning MMA Praxis Mutual Funds among other faith-based investment options.

A full, interactive copy of, Where Faith and Wall Street Intersect can be found on the MMA Praxis web site, www.mmapraxis.com.

Focus on community development investing
In January of 2000, MMA announced the establishment of MMA Community Development Investments, Inc. (MMA CDI). The purpose of this nonprofit arm of MMA is to widen the door of economic opportunity for disadvantaged individuals and communities. Simply put, MMA shares with its shareholders and members a deep desire to ensure that at least a small portion of our investments is used in a way that follows Christ's call to aid the poor and extend a hand of hope to the disadvantaged.

How does community development investing work? MMA CDI receives investments from institutions, individuals, and other parts of MMA. It then places investments with carefully-chosen community development organizations who have met rigorous standards for financial stability and social impact. Most of these investments are made at full- or near-market rates, extending access to capital where it might otherwise not exist. MMA CDI does occasionally extend loans to organizations at below-market rates when the additional margin these rates provide are required to help disadvantaged individuals achieve economic success and sustainability. MMA CDI's investors participate by setting aside a small portion of assets to be invested in a responsible fashion, but where the social benefit for others takes center stage.

It has long been our goal to include the profound social impact of community development investments in the MMA Praxis Mutual Funds, in some way. But as we have reported over the past two years, this objective was easier said than done. Dec. 14, 2001, marked MMA Praxis' successful entry into the community development investment arena. On this day, MMA Praxis Mutual Funds placed $3.5 million with MMA CDI, making it only the eighth mutual fund family in the United States to join the Social Investment Forum's inaugural "1% in Community" campaign. This investment came at the end of a long, 18-month process to secure permission from the Securities and Exchange Commission to allow MMA Praxis Mutual Funds to invest in communities through MMA CDI. What is the potential impact on a fund's performance when including CDI? According to Chad Horning, one of MMA Praxis' equity investment managers, community development investments will have an impact on the fund similar to cash. He believes there is room for a little CDI in all well-managed portfolios, with minimal impact on financial returns. Investments helping build economically-sustainable communities around the world through MMA CDI now total over $5.5 million.

More information on community development investing and a complete list of the placements in MMA CDI portfolios can be found on MMA Praxis' web site at www.mmapraxis.com.

MMA Praxis and SRI in a post-Sept. 11 world
In the months following Sept. 11, a significant amount of media attention has been given to SRI mutual funds--particularly as they relate to the issue of screening investments for military involvement amidst the higher-than-normal patriotic cultural and business environment.

The weeks immediately after the tragedy, we discovered that MMA Praxis was one of the few SRI mutual funds talking to reporters on this topic. While this situation has since changed, those early days offered unique opportunities for MMA Praxis to help highlight issues of faith-based, socially responsible investing and the importance we and our shareholders place on using our investments to build a world at peace and free from violence.

We were surprised and very pleased at the overwhelmingly positive tone the coverage took. From articles in TheStreet.com, Forbes.com, Reuters News Service, ABC News.com, and CNNmoney,

MMA Praxis received a unique opportunity to share its witness for peace with a very broad audience. Many articles not only included the MMA Praxis position, but a description of the historic Anabaptist stance on peace and nonviolence.

The conversation continues: shareholder advocacy with Johnson & Johnson
In many of the most positive and successful corporate engagements, socially concerned investors are working at changing the very corporate culture at the heart of multinational companies. In almost all cases this takes significant time--even years--to reach a point of successful fruition.

MMA has now entered its fourth year as a leading participant in dialogues with Johnson & Johnson on issues related to the implementation of social policies for its operations around the world. Two-and-a-half years ago, we participated in an on-site visit to J&J's maquiladora facilities in Juarez, Mexico. MMA Praxis was part of a delegation from the Interfaith Center on Corporate Responsibility
(ICCR). The trip included a day-long dialogue with a high-level team of J&J executives to discuss issues related to living wages. While the ICCR visit and discussion produced a number of changes at the facility and in worker benefits, the living wage concern has gone unresolved.

In late summer 2001, ICCR released a study of the real-life cost of goods for those living in key border towns in Mexico (including Juarez). The intent of the study was to provide ICCR members solid materials to use in engaging maquiladora operators in serious dialogue around the issue of wages. In order to help refocus J&J leadership on this issue and its importance, 12 ICCR members, including MMA, recently filed a shareholder resolution on the topic of global standards with the company for their 2001-02 proxy ballot. We recently met with J&J officials to discuss the issues in the resolution and the need to re-establish ongoing conversation on these topics. While no resolution was reached during the meeting, we believe it is one more important step toward establishing a new approach to the issue of wages with one of the world's most successful and respected companies.

It is our hope that the company will agree to a series of meetings to discuss global standards for corporate behavior and the living wage concern. We believe J&J is a leadership company and that its actions will have a profound impact on other maquiladora operations in Mexico and around the world.

Mark A. Regier
Socially Responsible Investing Research and Advocacy Coordinator

MMA Praxis Intermediate Income Fund
Annual report to shareholders
Portfolio managers' letter

Bonds did very well in 2001, easily outperforming stocks. Short-term rates dropped sharply as the Federal Reserve engineered repeated cuts in the Fed fund's rate in an effort to soften the effects of the recession.

Corporate bonds did very well, which was good for our portfolio. As Treasury rates reached extremely low levels, investors' interests shifted to sectors with greater yields. This caused the difference in yields between Treasury rates and other bond sectors to narrow, which helped improve the prices of corporate bonds.

Several of our bond holdings delivered strong returns last year. Masco (2.4% of the portfolio as of 12/31/01) was up 32.5 percent, Kohl's (1.3%) up 20.4 percent, and Union Tank Company (1.8%) up 18.5 percent. Our holdings of retailers did especially well. Our problem area was really with two bonds:
Metronet Communications (0.4%) and Osprey Trust (0.3%), the latter, which was part of Enron. These two bonds had very large declines, which offset part of the outstanding results of almost everything else in the holding class./1/

Our mortgage portfolio was underweight relative to the Lehman Brothers Aggregate Bond/2/ benchmark, which was helpful to overall returns. Conventional mortgage pools underper-formed because of rapid prepayments. We held several mortgage-backed securities backed by apartments where prepayments are not a problem and these did very well.

Agencies and asset-backed securities were other overweight positions that added to our returns. Utilities were an overweight sector that lagged primarily due to the fallout from the Enron bankruptcy.

A big event for our fund was the addition of a 1 percent holding in our new MMA Community Development Investments, Inc. (MMA CDI). This is an attempt to directly invest in some high social impact investments. We believe these are high-quality investments that have experienced strong track records of success.

Outlook
As we peer into 2002, we are expecting a modest economic recovery. This should help us as profits start to improve, default rates peak, and confidence rises. In such an environment, corporates and mortgages should do very well. We are overweight in corporates and plan to continue adding to our mortgage holdings.

We expect the Fed to be on hold all year. This will keep short-term rates low. Longer rates may tend to rise, but we do not expect a big move upward this year, given the probability of a weak recovery.

We are optimistic about this year and look forward to a solid performance on your behalf.

Delmar King
MMA Praxis Intermediate Income Fund Co-Manager

Robert W. Nelson, CFA
MMA Praxis Intermediate Income Fund Co-Manager

-----------
/1/ Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

/2/ The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor Services, Inc., Standard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one-year to maturity. An investor cannot invest directly in any index although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 12/31/01

[GRAPH]


                  Inception                                               Since
                  Date            1 Year        3 Year       5 Year       Inception
                  ----            ------        ------       ------       ---------
Class A             5/12/99        6.47%         4.25%        5.52%           5.26%
Class A*            5/12/99        2.63%         2.91%        4.72%           4.76%

Class B              1/4/94        6.21%         3.91%        5.31%           5.13%
Class B**            1/4/94        2.21%         3.32%        5.15%           5.13%

Growth of $10,000 investment 1/4/94 to 12/31/01

[GRAPH]

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 1/4/94 to 12/31/01, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 3.75%.
**Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

/1/ The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Standard and Poor's Corporation, or Fitch Investors Services, Inc., with at least one year to maturity.

/2/ The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years.

The above indicies are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
December 31, 2001

                                                                                 PRINCIPAL
                                                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.5%

   Fannie Mae, Series 1996-M6, Class G, 7.75%, 9/17/23, ACES...............  $         8,279     $      8,216
   Fannie Mae, Series 1997-M4, Class C, 7.30%, 8/17/18, ACES...............          550,000          555,850
   Freddie Mac, Series T-11, Class A4, 6.50%, 3/25/11......................          500,000          512,335
   Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%, 3/15/06...........          500,000          511,005
                                                                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..................................                         1,587,406
                                                                                                 ------------
CORPORATE BONDS: 46.7%

AGRICULTURAL SERVICES: 0.4%
   Cargill, Inc., 7.50%, 9/1/26 (b)........................................          250,000          244,375
                                                                                                 ------------

ASSET BACKED SECURITIES: 3.8%
   American Express Master Trust, Series 1994-3, Class A,
   7.85%, 8/15/05..........................................................          250,000          272,553
   Capital One Master Trust, 5.43%, 1/15/07................................          500,000          517,440
   Discover Card Master Trust, 6.85%, 7/17/07..............................          500,000          532,285
   Discover Card Master Trust I, Series 2001-5, Class A,
   5.30%, 11/15/06.........................................................        1,000,000        1,029,059
                                                                                                 ------------
                                                                                                    2,351,337
                                                                                                 ------------
BROADCASTING/CABLE: 0.8%
   CSC Holdings, Inc., 8.13%, 7/15/09......................................          500,000          513,750
                                                                                                 ------------
BROKERAGE SERVICES: 2.2%
   Goldman Sachs Group, 6.65%, 5/15/09.....................................        1,000,000        1,020,000
   Legg Mason, Inc., 6.75%, 7/2/08.........................................          350,000          358,750
                                                                                                 ------------
                                                                                                    1,378,750
                                                                                                 ------------
BUSINESS SERVICES: 0.7%
   Equifax, Inc., 6.90%, 7/1/28............................................          500,000          451,250
                                                                                                 ------------

COMMERCIAL BANKS--CENTRAL U.S.: 0.4%
   Marshall & Ilsley Bank, 6.37%, 9/1/11...................................          250,000          248,750
                                                                                                 ------------

COMMUNITY DEVELOPMENT: 1.0%
   MMA Community Development Investment, Inc., 3.94%, 6/30/02+(c)..........          525,000          525,000
   MMA Community Development Investment, Inc., 2.63%, 6/30/02+(c)..........           75,000           75,000
                                                                                                 ------------
                                                                                                      600,000
                                                                                                 ------------

COMPUTER SERVICES: 1.2%
   Unisys Corp., 8.13%, 6/1/06.............................................          750,000          746,250
                                                                                                 ------------

CONSTRUCTION: 0.4%
   Vulcan Materials, 5.75%, 4/1/04.........................................          250,000          256,563
                                                                                                 ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                                 PRINCIPAL
                                                                                 AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS, continued

CONSUMER GOODS & SERVICES:   0.9%
   VF Corp., 8.10%, 10/1/05................................................  $       500,000     $    541,250
                                                                                                 ------------

DATA PROCESSING & REPRODUCTION:  1.6%
   First Data Corp., 5.80%, 12/15/08.......................................        1,000,000          980,000
                                                                                                 ------------

ELECTRIC - INTEGRATED: 2.4%
   Niagara Mohawk Power, 8.50%, 7/1/23, Callable 7/1/02 @ 103.89...........          250,000          256,875
   Nisource Finance Corp., 7.50%, 11/15/03.................................          500,000          519,375
   Sierra Pacific Resources, 8.75%, 5/15/05................................          700,000          739,375
                                                                                                 ------------
                                                                                                    1,515,625
                                                                                                 ------------

ENTERTAINMENT: 0.8%
   Harman International Ind., 7.32%, 7/1/07................................          500,000          505,000
                                                                                                 ------------

FINANCIAL SERVICES: 1.4%
   Ford Motor Credit Corp., 6.75%, 5/15/05.................................          700,000          703,500
   Osprey Trust, 8.31%, 1/15/03 (b)........................................          800,000          160,000
   Osprey Trust, 7.80%, 1/15/03 (b)........................................          200,000           40,000
                                                                                                 ------------
                                                                                                      903,500
                                                                                                 ------------

FOOD DISTRIBUTORS & WHOLESALERS:  0.4%
   SUPERVALU, Inc., 7.80%, 11/15/02........................................          260,000          264,225
                                                                                                 ------------

FOOD PROCESSING: 0.8%
   Hormel Foods Corp., 6.63%, 6/1/11 (b)...................................          500,000          503,125
                                                                                                 ------------

FOOD STORES: 0.4%
   Shoppers Food, 9.75%, 6/15/04...........................................          250,000          261,250
                                                                                                 ------------

FOREST PRODUCTS - LUMBER & PAPER: 1.6%V
   Weyerhaeuser Co., 6.95%, 8/1/17.........................................        1,000,000          995,000
                                                                                                 ------------

HOME DECORATION PRODUCTS:  0.8%
   Leggett & Platt, Inc., 7.65%, 2/15/05...................................          500,000          533,125

                                                                                                 ------------
INDUSTRIAL GOODS & SERVICES:  2.4%
   Masco Corp., 6.00%, 5/3/04..............................................          500,000          516,250
   Masco Corp., 7.75%, 8/1/29..............................................        1,000,000        1,003,750
                                                                                                 ------------
                                                                                                    1,520,000
                                                                                                 ------------

INSURANCE: 2.1%
   Allstate Corp., 6.75%, 6/15/03..........................................          250,000          262,500
   Harleysville Group, Inc., 6.75%, 11/15/03...............................          500,000          524,375
   Protective Life Corp., 7.95%, 7/1/04....................................          500,000          542,500
                                                                                                 ------------
                                                                                                    1,329,375
                                                                                                 ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2001


                                                                                      PRINCIPAL
                                                                                      AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS, continued

MEDICAL EQUIPMENT & SUPPLIES: 1.6%
   Beckman Instruments, Inc., 7.05%, 6/1/26.....................................  $       500,000     $    541,250
   Hillenbrand Industries, 7.00%, 2/15/24.......................................          500,000          449,375
                                                                                                      ------------
                                                                                                           990,625
                                                                                                      ------------

NATURAL GAS PRODUCTION AND/OR DISTRIBUTION:  1.2%
   Keyspan Gas East, 7.79%, 2/1/10..............................................          250,000          273,750
   Limestone Electron Trust, 8.63%, 3/15/03 (b).................................          500,000          504,375
                                                                                                      ------------
                                                                                                           778,125
                                                                                                      ------------

OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 1.2%
   Anadarko Finance Co., 7.50%, 5/1/31..........................................          500,000          521,250
   Louisiana Land & Exploration Co., 8.25%, 6/15/02.............................          250,000          256,250
                                                                                                      ------------
                                                                                                           777,500
                                                                                                      ------------

PAPER PRODUCTS: 0.8%
   Westvaco Corp., 6.85%, 11/15/04..............................................  $       500,000     $    524,375
                                                                                                      ------------
PUBLISHING: NEWSPAPERS: 1.6%
   Knight- Ridder, Inc., 7.13%, 6/1/11..........................................          500,000          508,750
   Thomson Corp., 6.20%, 1/5/12.................................................          500,000          480,625
                                                                                                      ------------
                                                                                                           989,375
                                                                                                      ------------

RETAIL - DEPARTMENT STORES: 3.1%
   Federated Department Stores, 8.50%, 6/15/03..................................          500,000          530,000
   Kohl's Corp., 7.25%, 6/1/29..................................................          750,000          790,312
   May Department Stores, 8.75%, 5/15/29........................................          500,000          601,875
                                                                                                      ------------
                                                                                                         1,922,187
                                                                                                      ------------
SOFTWARE & COMPUTER SERVICES: 0.8%
   Sun Microsystems, Inc., 7.00%, 8/15/02.......................................          500,000          508,750
                                                                                                      ------------

TELECOM SERVICES: 0.4%
   Metronet Communications, Inc., 9.95%, 6/15/08, Callable 6/15/03 @ 104.97.....          450,000          226,688
                                                                                                      ------------

TELEPHONE - INTEGRATED: 2.6%
   Intermedia Communication, 11.25%, 7/15/07, Callable 7/15/02 @ 105.62.........          575,000          581,469
   LCI International, Inc., 7.25%, 6/15/07......................................          500,000          510,000
   WorldCom, Inc., 7.13%, 6/15/27...............................................          500,000          515,000
                                                                                                      ------------
                                                                                                         1,606,469
                                                                                                      ------------
TRANSPORTATION SERVICES: 5.2%
   CSX Corp., 7.25%, 5/1/04.....................................................          500,000          533,125
   Federal Express, 10.13%, 7/15/03.............................................          400,000          431,000
   Golden State Petroleum, 8.04%, 2/1/19........................................          500,000          484,375
   Union Tank Car Co., 6.00%, 3/15/02...........................................          500,000          503,750
   Union Tank Car Co., 7.13%, 2/1/07............................................          600,000          634,499

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                                 PRINCIPAL
                                                                                 AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS, continued

TRANSPORTATION SERVICES, continued
   United Parcel Service, 8.37 %, 4/1/30...................................  $       500,000     $    605,625
                                                                                                 ------------
                                                                                                    3,192,374
                                                                                                 ------------

UTILITIES - ELECTRIC: 0.8%
    Cincinnati Gas & Electric, 6.35%, 6/15/03..............................          500,000          508,125
                                                                                                 ------------

UTILITIES - NATURAL GAS: 0.9%
    Michigan Consolidated Gas Co., 8.25%, 5/1/14...........................          500,000          555,000
                                                                                                 ------------

    TOTAL CORPORATE BONDS..................................................                        29,222,093
                                                                                                 ------------

MEDIUM TERM NOTES:  1.7%
ELECTRIC - INTEGRATED: 0.9%
    Puget Sound Energy, Inc., 6.74%, 6/15/18...............................          600,000          532,500
                                                                                                 ------------

UTILITIES - ELECTRIC: 0.4%
   Kentucky Power Co., 6.65%, 5/1/03.......................................          250,000          251,250
                                                                                                 ------------

UTILITIES - NATURAL GAS: 0.4%
   UGI Utilities, Inc., Series B, 7.17%, 6/15/07...........................          250,000          258,438
                                                                                                 ------------

TOTAL MEDIUM TERM NOTES....................................................                         1,042,188
                                                                                                 ------------
U.S. GOVERNMENT AGENCIES:    46.2%

FANNIE MAE: 20.7%
   5.13%, 2/13/04..........................................................          500,000          517,055
   6.50%, 8/15/04..........................................................          500,000          534,915
   5.50%, 2/15/06..........................................................        1,250,000        1,287,500
   7.38%, 9/1/06...........................................................          450,000          481,500
   6.63%, 10/15/07.........................................................        1,050,000        1,131,375
   6.24%, 4/1/08...........................................................          958,205          991,139
   7.25%, 1/15/10..........................................................        2,000,000        2,206,560
   7.45%, 10/1/11..........................................................          476,100          517,311
   6.50%, 6/1/15...........................................................          810,379          827,138
   6.00%, 4/1/16...........................................................        2,435,288        2,448,829
   6.00%, 8/1/16...........................................................          713,001          715,225
   6.50%, 3/1/18...........................................................          224,521          227,787
   6.50%, 5/1/18...........................................................          599,814          608,541
   7.00%, 11/1/19..........................................................          349,673          358,576
   7.13%, 1/15/30..........................................................          161,000          179,056
                                                                                                 ------------
                                                                                                   13,032,507
                                                                                                 ------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                         PRINCIPAL
                                                         AMOUNT           VALUE
===============================================================================
U.S. GOVERNMENT AGENCIES, continued

FEDERAL HOME LOAN BANK: 6.7%
   5.13%, 1/13/03...................................   $   250,000  $   257,188
   6.38%, 11/14/03..................................       250,000      264,175
   4.88%, 5/14/04...................................       250,000      257,181
   6.25%, 8/13/04...................................       250,000      265,625
   3.62%, 10/15/04..................................       500,000      496,870
   6.50%, 11/15/05..................................       500,000      534,375
   5.12%, 3/6/06....................................       600,000      609,750
   6.63%, 11/15/10..................................     1,400,000    1,489,249
                                                                    -----------
                                                                      4,174,413
                                                                    -----------
FREDDIE MAC: 9.7%
   6.88%, 1/15/05...................................     3,110,000    3,363,589
   5.63%, 3/15/11...................................       650,000      644,313
   6.50%, 2/1/31....................................       835,965      837,996
   6.75%, 3/15/31...................................     1,175,000    1,249,906
                                                                    -----------
                                                                      6,095,804
                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC.: 8.8%
   6.88%, 9/15/08...................................       362,295      372,758
   7.50%, 2/15/23...................................       281,822      297,032
   7.50%, 2/20/30...................................       537,033      553,853
   7.00%, 12/20/30..................................     1,142,990    1,166,799
   6.50%, 4/20/31...................................     1,159,758    1,160,060
   6.50%, 5/15/34...................................       490,054      494,430
   6.93%, 9/15/39...................................       434,005      447,107
   6.85%, 10/15/39..................................       495,552      507,742
   6.90%, 4/15/40...................................       496,866      508,473
                                                                    -----------
                                                                      5,508,254
                                                                    -----------
SMALL BUSINESS ADMINISTRATION: 0.3%
   7.35%, 8/1/05....................................       127,699      134,293
   7.25%, 9/25/18...................................        54,249       54,285
                                                                    -----------
                                                                        188,578
                                                                    -----------

TOTAL U.S. GOVERNMENT AGENCIES......................                 28,999,556
                                                                    -----------
U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES: 2.2%
FANNIE MAE: 1.0%
   1.90%, 1/2/02....................................       600,000      600,000
                                                                    -----------
FREDDIE MAC: 1.2%
   1.47%, 1/2/02....................................       800,000      800,000
                                                                    -----------

TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES.....                  1,400,000
                                                                    -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                             PRINCIPAL
                                                             AMOUNT        VALUE
================================================================================
U.S. TREASURY OBLIGATIONS: 0.1%
PRIVATE EXPORT FUNDING: 0.1%
   Export Funding Trust, Series 1994-A, Class A, 7.89%,
   2/15/05...............................................     87,500 $    93,646
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS..........................                 93,646
                                                                     -----------

TOTAL INVESTMENTS (COST $61,528,686) (a) -- 99.4%.........            62,344,889
   Other assets in excess of liabilities -- 0.6%..........               399,657
                                                                     -----------
NET ASSETS-- 100.0%......................................            $62,744,546
                                                                     ===========


-----------
(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

     Unrealized appreciation......................................   $1,758,765
                                                                     ----------
     Unrealized depreciation......................................     (942,562)
                                                                     ----------
     Net unrealized appreciation..................................   $  816,203
                                                                     ==========

(b) 144A security which is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the.Board of Trustees.

 *   Rates disclosed represent yield effective at purchase.
 + Variable rate security. Rates presented are the rates in effect at December 31, 2001. Date presented reflects next rate change date.

ACES -- Automatic Common Exchange Securities

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
December 31, 2001

ASSETS:
Investments, at value (cost $60,928,686)................................   $ 61,744,889
Investment in affiliates, at value (cost $600,000)......................        600,000
                                                                           ------------
     Total investments (cost $61,528,686)...............................     62,344,889
                                                                           ------------
Cash....................................................................         72,100
Interest receivable.....................................................        854,800
Receivable from investment advisor......................................         12,037
Prepaid expenses........................................................         21,790
                                                                           ------------
     Total Assets.......................................................     63,305,616
                                                                           ------------
LIABILITIES:
Distributions payable to shareholders...................................        245,286
Payable for investments purchased.......................................        265,000
Accrued expenses and other payables:
  Administration fees...................................................          1,031
  Distribution fees.....................................................         24,011
  Shareholder servicing fees............................................          2,662
  Other.................................................................         23,080
                                                                           ------------
     Total Liabilities..................................................        561,070
                                                                           ------------
NET ASSETS:
Capital.................................................................     63,880,610
Accumulated net investment loss.........................................         (1,758)
Accumulated net realized losses from investment transactions............     (1,950,509)
Net unrealized appreciation from investments............................        816,203
                                                                           ------------
     Net Assets.........................................................   $ 62,744,546
                                                                           ============
Net Assets
  Class A...............................................................   $ 26,930,567
  Class B...............................................................     35,813,979
                                                                           ------------
     Total..............................................................   $ 62,744,546
                                                                           ============

Shares Outstanding
 (unlimited number of shares authorized with $.01 par value)
  Class A...............................................................      2,778,657
  Class B...............................................................      3,695,394
                                                                           ------------
     Total..............................................................      6,474,051
                                                                           ============
Net asset value
  Class A - Redemption price per share..................................   $       9.69
                                                                           ============
  Class A - Maximum Sales Charge........................................           3.75%
                                                                           ============
  Class A - Maximum Offering Price Per Share (100%/(100%--Maximum
     Sales Charge) of net asset value adjusted to the nearest cent).....   $      10.07
                                                                           ============
  Class B-offering price per share*.....................................   $       9.69
                                                                           ============

_____________
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of operations
Year Ended December 31, 2001

INVESTMENT INCOME:
Interest................................................................   $  3,795,997
Interest from affiliates................................................          1,133
                                                                           ------------
     Total Investment Income............................................      3,797,130
                                                                           ------------
EXPENSES:
Investment advisory fees................................................        294,311
Administration fees.....................................................         88,294
Distribution fees-Class A...............................................         59,663
Distribution fees-Class B...............................................        262,478
Shareholder servicing fees-Class A......................................         59,663
Shareholder servicing fees-Class B......................................         87,493
Custodian fees..........................................................          1,582
Accounting fees.........................................................         45,580
Trustees' fees and expenses.............................................          9,218
Transfer agent fees.....................................................        172,333
Other expenses..........................................................         66,581
                                                                           ------------

     Total expenses before reductions/reimbursements....................      1,147,196
   Expenses reimbursed by Investment Advisor............................       (354,105)
   Expenses reduced by Distributor......................................       (170,221)
                                                                           ------------
     Net Expenses.......................................................        622,870
                                                                           ------------

Net Investment Income...................................................      3,174,260
                                                                           ------------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions........................       (333,725)
Change in unrealized appreciation/depreciation from investments.........        625,620
                                                                           ------------

Net realized/unrealized gains on investments............................        291,895
                                                                           ------------

Change in net assets resulting from operations..........................   $  3,466,155
                                                                           ============

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

                                                                           Year Ended          Year Ended
                                                                           December 31,        December 31,
                                                                           2001                2000
==============================================================================================================
From Investment Activities:

Net investment income..................................................    $     3,174,260     $    3,014,398
Net realized losses from investment transactions.......................           (333,725)        (1,510,613)
Change in unrealized appreciation/depreciation from investments........            625,620          2,396,176
                                                                           ---------------     --------------
Change in net assets resulting from operations.........................          3,466,155          3,899,961
                                                                           ---------------     --------------
Distributions to Class A Shareholders:
   From net investment income..........................................         (1,337,971)        (1,170,263)

Distributions to Class B Shareholders:
   From net investment income..........................................         (1,822,484)        (1,858,793)
                                                                           ---------------     --------------
Change in net assets from distributions to shareholders................         (3,160,455)        (3,029,056)
                                                                           ---------------     --------------

Change in net assets from capital transactions.........................          9,817,525            969,743
                                                                           ---------------     --------------

Change in net assets...................................................         10,123,225          1,840,648

Net Assets:
   Beginning of period.................................................         52,621,321         50,780,673
                                                                           ---------------     --------------
   End of period.......................................................    $    62,744,546     $   52,621,321
                                                                           ===============     ==============

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                    Class A Shares
                                                                      ------------------------------------------
                                                                      Year Ended     Year Ended     Period Ended
                                                                      December 31,   December 31,   December 31,
                                                                      2001           2000           1999 (a)
================================================================================================================
Net Asset Value, Beginning of Period...............................   $    9.62      $   9.46       $   9.88
                                                                      ---------      --------       --------

Investment Activities
   Net investment income...........................................        0.54          0.58           0.33
   Net realized and unrealized gains
     (losses) from investments.....................................        0.07          0.16          (0.37)
                                                                      ---------      --------       --------

   Total from Investment Activities................................        0.61          0.74          (0.04)
                                                                      ---------      --------       --------
Distributions
   Net investment income...........................................       (0.54)        (0.58)         (0.37)
   Net realized gains..............................................          --            --          (0.01)
                                                                      ---------      --------       --------

   Total Distributions.............................................       (0.54)        (0.58)         (0.38)
                                                                      ---------      --------       --------

Net Asset Value, End of Period.....................................   $    9.69      $   9.62       $   9.46
                                                                      =========      ========       ========

Total Return (excludes sales charge)...............................        6.47%         8.03%         (0.45%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000)...............................   $  26,931      $ 20,410       $ 17,670
   Ratio of expenses to average net assets.........................        0.85%         0.85%          0.85% (c)
   Ratio of net investment income to average net assets............        5.59%         6.15%          5.81% (c)
   Ratio of expenses to average net assets*........................        1.65%         1.66%          1.66% (c)
   Portfolio turnover (d)..........................................       36.00%        49.66%         37.78%

_______________

 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.


                                                                                   Class B Shares
                                                  --------------------------------------------------------------------------------
                                                  Year Ended      Year Ended       Year Ended       Year Ended       Year Ended
                                                  December 31,    December 31,     December 31,     December 31,     December 31,
                                                  2001            2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period.......................................  $       9.61     $      9.46      $     10.17      $     10.01      $      9.84
                                                  ------------     -----------      -----------      -----------      -----------
Investment Activities
   Net investment income........................          0.52            0.55             0.54             0.54             0.55
   Net realized and unrealized
     gains (losses) from investments............          0.07            0.15            (0.73)            0.17             0.17
                                                  ------------     -----------      -----------      -----------      -----------
Total from Investment Activities................          0.59            0.70            (0.19)            0.71             0.72
                                                  ------------     -----------      -----------      -----------      -----------

Distributions
   Net investment income........................         (0.51)          (0.55)           (0.51)           (0.54)           (0.55)
   Net realized gains...........................          --              --              (0.01)           (0.01)           --
                                                  ------------     -----------      -----------      -----------      -----------
Total Distributions.............................         (0.51)          (0.55)           (0.52)           (0.55)           (0.55)
                                                  ------------     -----------      -----------      -----------      -----------
Net Asset Value, End of Period..................  $       9.69     $      9.61      $      9.46      $     10.17      $     10.01
                                                  ============     ===========      ===========      ===========      ===========

Total Return (excludes redemption
   charge)......................................          6.21%           7.68%           (1.90%)           7.29%            7.60%

Ratios/Supplemental Data:
Net Assets at end of period (000)...............  $     35,814     $    33,212      $    33,111      $    42,388      $    33,339
Ratio of expenses to average net assets.........          1.20%           1.20%            1.16%            1.10%            1.10%
Ratio of net investment income to
   average net assets...........................          5.26%           5.79%            5.35%            5.37%            5.65%
Ratio of expenses to average
   net assets*..................................          2.15%           2.16%            2.17%            2.37%            2.62%
Portfolio turnover (a)..........................         36.00%          49.66%           37.78%           33.89%           60.05%

------------

* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Annual report to shareholders
Portfolio managers' letter

In thinking back over the events of 2001, we were reminded of the Queen of England's declaration at the end of 1992, that the year had been an annus horibilis, or "horrible year." There had been a fire at Windsor Castle and various scandals among the royal family had sullied the monarchy that year. It is not uncommon for observers in other contexts to make similar declarations after a particularly difficult year. And this year is likely to be no different, as at least one investment analyst has declared that the technology sector he covers just sustained an annus horibilis.

Indeed, we have seen the horrors of terrorism and war during 2001, but we have also witnessed bravery, unbounded sympathy, and the generous giving by millions in the United States and around the world. Despite the horrible events of September, goodness has continued to percolate up through the melting pot that is our nation. And so, dubbing 2001 a horrible year may be too strong despite the difficulties many faced.

The past year was also a difficult, but not horrible, year for investors. Results would have been much worse if not for the vigorous recovery in the fourth quarter during which all economic sectors of the market were up strongly. However, the prevailing winds of a widespread economic slowdown and the consequent 11 Federal Reserve interest rate cuts have yet to spur the economy, and stocks, to significant recovery. Perhaps what makes 2001 feel so bad to investors is that it comes on the heels of 2000, which also witnessed significant declines in stock values as defined by major market indexes.

For these major indexes to be down two or more years in a row is atypical. Markets declined four years in a row from 1929-32 following the market crash in 1929, three years in a row during 1939-41, and two years in a row during 1973-74. We caution against drawing too much from this history, but it is clear that the markets would be in rare territory if they were to generate negative returns again in 2002.

How cheap is cheap?
Many economically sensitive stocks--including technology, consumer cyclicals, and basic materials--continued to topple in value during the first three quarters of 2001, though many recovered during the fourth quarter as investors scooped up stocks that were oversold in the wake of Sept. 11. Consumer cyclical and basic material stocks ended up being the only sectors with positive returns for the year. While buying technology stocks late in September was probably a wise move, we believe that the rally was too vigorous and may have "borrowed" from returns expected in 2002.

One measure of whether a stock is too "expensive" is the ratio of its price to what investors think profits will be for that company in the coming year. During the downward trending market in 2001, the prices of many technology stocks have fallen, but so have profit expectations. This combination leaves us with many stocks that, while lower in price, are not sufficiently cheap relative to profits to justify buying.

Portfolio overview
MMA Praxis Core Stock Fund outperformed the Standard and Poor's 500 Index/1/ for the second half of 2001 returning -3.38 percent (Class A Shares NAV*) and -5.56 percent, respectively--as it did for the year as a whole. However, both the fund and the index delivered losses over both periods. A slight bias in the fund toward "cheaper" stocks as described by lower price-earnings ratios, invest-ments in companies with lower market capitalizations, and positions in stocks that generally hold up better during slower economic times, served the fund well.

Our analysis will stay with the convention of addressing the second half of the year as one distinct time period, but we acknowledge that the period was defined by two distinct market sentiments. The market was headed south long before Sept. 11 as companies issued profit warnings and laid out restructuring plans. By contrast, the markets roared back beginning on Sept. 21 and sustained the rally through late November as investors assessed that the earlier sell-off may have been overdone.

Through this "V-shaped" path that the S&P 500 Index traced during the second half of the year, Lowe's (2.0% of portfolio as of 12/31/01)/2/ again performed well as homeowners continued to spend freely on do-it-yourself projects around their homes. Some trend watchers posit that the September attacks may have encouraged "cocooning" behavior. That is, families opted to stay at home more than usual, and, while at home, they discovered their recreation rooms needed to be remodeled. Lowe's appears to be a beneficiary of this phenomenon as well as low interest rates, which induced home buying and remodeling.

Intel (2.1%) also contributed to performance during the period. Intel is one of those companies that, due to its dominance in the semiconductor industry, is often used by investors as a proxy for technology in general. Owing to that role, whether fair or not, Intel was a leader in the technology recovery during the period as investors anticipated a recovery by the middle of 2002. Its record during the entire year was less stellar, but, with nearly flat returns during 2001, its performance relative to many other technology stocks was a positive for the fund.

Johnson & Johnson (3.5%) was also up strongly during the period. As one of the fund's largest holdings, it contributed significantly to the fund's performance. Earnings were steady in the face of a slowing economy--just what investors were looking for when many other companies warned of lower profits.

During the period we bought Cardinal Health (1.5%), a wholesale drug distribution company that--until now--we thought to be too expensive. With its primary business in drug distribution, it is less reliant on the success of particular drugs as is the case with large pharmaceutical companies. We also purchased AOL Time Warner (0.8%) at what we believe to be a fair price after the stock fell more than 40 percent from its high earlier in the year. We believe the company will benefit from an improvement in the advertising market as the economy recovers. Outside of our holding in Gannet (0.9%), AOL Time Warner represents our investment in the media sector.

We also held a few stocks that detracted from performance during the second half of the year. Broadwing (1.0%), a combination of the former Cincinnati Bell and nationwide broadband network, disappointed us during the quarter by announcing lower than expected profits and reducing their 2002 outlook. We also believe that Broadwing often suffers from guilt by association with Qwest. While they both have interests in the more risky broadband market, a larger percentage of Broadwing's revenues are derived from steady local telephone assets relative to Qwest. We added to our positions in Broadwing on the expectation that this is a temporary setback and that the stock was unduly punished by an unfair comparison with Qwest.

Also, Allstate (1.8%) released second-quarter earnings results in July that both surprised and disappointed investors. We were surprised because the market environment for insurance pricing had been improving for the first time since the early '90s. However, Allstate cited two main reasons for their earnings shortfall. First, annuity sales were slow due to the flagging equity markets. Second, higher than normal weather-related liabilities were exacerbated by home reconstruction costs that grew faster than insurance premiums over the last five years. The company's underwriting and pricing failure was especially disappointing. However, in the wake of the attacks, insurers will likely continue to maintain pricing power as property owners may acquiesce to higher premiums in exchange for a small measure of security. After a drop immediately following the announcement in July, the stock has traded relatively flat, which is consistent with other large property and casualty insurers.

Great expectations?
While 2001 was difficult, though not horrible for many investors, we expect 2002 to be a good (not great) year for stock investors. We expect the tailwinds of lower interest rates and accommodating fiscal policy to be stronger than the headwinds of high consumer debt levels and too much productive capacity. That said, we expect the economy and corporate profits to recover modestly during 2002, which should lead to higher stock prices. Finally, substantial levels of cash still remain on the sidelines which, when invested in stocks, will provide additional support for higher stock prices.

Chad M. Horning, CFA
MMA Praxis Core Stock Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Core Stock Fund Co-Manager

--------------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

*Returns shown are at Net Asset Value (NAV) for Class A Share and do not reflect the maximum front-end sales charge. Please refer to each fund's performance overview for more complete performance history.

/1/ The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. An investor cannot invest directly in any index although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

/2/ Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 12/31/01

[GRAPH]

                    Inception                                                Since
                    Date          1 Year         3 Year         5 Year       Inception
                    ----          ------         ------         ------       ---------
Class A             5/12/99        -7.88%         1.11%          7.18%        10.32%
Class A*            5/12/99       -12.73%        -0.70%          6.03%         9.58%

Class B              1/4/94        -8.53%         0.51%          6.80%        10.07%
Class B**            1/4/94       -12.19%        -0.07%          6.65%        10.07%

Growth of $10,000 investment 1/4/94 to 12/31/01


[GRAPH]

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 1/4/94 to 12/31/01, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 5.25%.
**Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

/1/ The Standard & Poor's 500 Index is an unmanaged index generally representative of the stock market as a whole.

/2/ The Domini 400 Social Index is an index generally representative of the socially responsible investment market.

The above indicies are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Core Stock Fund
Schedule of portfolio investments
December 31, 2001


                                                         SHARES           VALUE
------------------------------------------------------------------------------------
COMMON STOCKS: 94.9%

AUTOMOTIVE PARTS:  1.0%
   Wabash National Corp.............................    210,000       $    1,638,000
                                                                      --------------
BANKS: 7.1%
   Bank of America Corp.............................     45,000            2,832,750
   Bank One Corp....................................     63,000            2,460,150
   Fifth Third Bancorp..............................     45,000            2,759,850
   Wells Fargo Co...................................     88,000            3,823,599
                                                                      --------------
                                                                          11,876,349
                                                                      --------------

BEVERAGES: 3.3%
   PepsiCo, Inc.....................................    113,000            5,501,970
                                                                      --------------

BUILDING MATERIALS: 1.4%
   Fastenal Co......................................     34,000            2,258,620
                                                                      --------------

CHEMICALS - GENERAL:  1.5%
   Air Products & Chemicals, Inc....................     51,000            2,392,410
                                                                      --------------

COMPUTERS & PERIPHERALS:  5.0%
   Cisco Systems, Inc. (b)..........................    106,000            1,919,660
   Dell Computer Corp. (b)..........................     51,000            1,386,180
   Intel Corp.......................................    110,000            3,459,500
   Sun Microsystems, Inc. (b).......................    115,000            1,414,500
                                                                      --------------
                                                                           8,179,840
                                                                      --------------
CONSUMER GOODS & SERVICES: 2.3%
   Procter & Gamble Co..............................     47,000            3,719,110
                                                                      --------------

COSMETICS & TOILETRIES:  2.8%
   Gillette Co......................................     55,000            1,837,000
   Kimberly Clark Corp..............................     45,000            2,691,000
                                                                      --------------
                                                                           4,528,000
                                                                      --------------

DIVERSIFIED: 1.0%
    Minnesota Mining & Manufacturing Co.............     14,000            1,654,940
                                                                      --------------

ELECTRONIC & ELECTRICAL - GENERAL:  5.1%
   Altera Corp. (b).................................     36,000              763,920
   Emerson Electric Co..............................     65,000            3,711,500
   Jabil Circuit, Inc. (b)..........................     38,000              863,360
   Texas Instruments, Inc...........................     46,000            1,288,000
   Thomas & Betts Corp..............................     80,000            1,692,000
                                                                      --------------
                                                                           8,318,780
                                                                      --------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                      SHARES           VALUE
============================================================================================
COMMON STOCKS, continued
FINANCIAL SERVICES: 5.7%
   Citigroup, Inc..................................................   85,000    $  4,290,800
   Fannie Mae......................................................   64,000       5,088,000
                                                                                ------------
                                                                                   9,378,800
                                                                                ------------
FOOD DISTRIBUTORS & WHOLESALERS: 2.3%
   Albertsons, Inc.................................................  122,000    $  3,841,780
                                                                                ------------
FOOD PRODUCTS: 1.2%
   Sara Lee Corp...................................................   86,000       1,911,780
                                                                                ------------
HOME DECORATION PRODUCTS: 1.4%
   Newell Rubbermaid, Inc..........................................   85,000       2,343,450
                                                                                ------------
INDUSTRIAL GOODS & SERVICES: 1.7%
   Masco Corp......................................................  115,000       2,817,500
                                                                                ------------
INSURANCE: 6.1%
   Allstate Corp...................................................   90,000       3,033,000
   American International Group, Inc...............................   32,000       2,540,800
   Chubb Corp......................................................   46,000       3,174,000
   Protective Life Corp............................................   45,000       1,301,850
                                                                                ------------
                                                                                  10,049,650
                                                                                ------------
MEDICAL SUPPLIES: 8.0%
   Biomet, Inc.....................................................   87,000       2,688,300
   Johnson & Johnson, Inc..........................................   98,000       5,791,799
   Medtronic, Inc..................................................   94,000       4,813,740
   Zimmer Holdings, Inc. (b).......................................    2,000          61,080
                                                                                ------------
                                                                                  13,354,919
                                                                                ------------
MULTIMEDIA: 0.8%
   AOL Time Warner, Inc. (b).......................................   40,000       1,284,000
                                                                                ------------
NEWSPAPERS: 0.9%
   Gannett Co., Inc................................................   21,900       1,472,337
                                                                                ------------
OFFICE EQUIPMENT & SERVICES: 2.1%
   Pitney Bowes, Inc...............................................   92,000       3,460,120
                                                                                ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 5.0%
   Anadarko Petroleum Corp.........................................   27,000       1,534,950
   ENSCO International, Inc........................................   50,000       1,242,500
   The Williams Cos., Inc..........................................  120,000       3,062,400
   Transocean Sedco Forex, Inc.....................................   73,000       2,468,860
                                                                                ------------
                                                                                   8,308,710
                                                                                ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                      SHARES           VALUE
============================================================================================
COMMON STOCKS, continued
OIL & GAS TRANSMISSION: 1.0%
   El Paso Corp....................................................   36,200    $  1,614,882
                                                                                ------------
OIL - INTEGRATED: 2.0%
   BP Amoco PLC ADR................................................   71,000       3,302,210
                                                                                ------------
OILFIELD SERVICES & EQUIPMENT: 0.4%
   Schlumberger Ltd................................................   11,000         604,450
                                                                                ------------
PACKAGING/CONTAINERS: 1.6%
   Sonoco Products Co..............................................   98,000       2,604,840

PHARMACEUTICALS: 6.3%
   Bristol-Myers Squibb Co.........................................   20,000       1,020,000
   Cardinal Health, Inc............................................   38,000       2,457,080
   Merck & Co., Inc................................................   36,000       2,116,800
   Pfizer, Inc.....................................................  118,000       4,702,300
                                                                                ------------
                                                                                  10,296,180
                                                                                ------------
RAILROADS: 0.8%
   Norfolk Southern Corp...........................................   76,000       1,393,080
                                                                                ------------
RETAIL: 6.3%
   Dollar General Corp.............................................  116,562       1,736,774
   Lowe's Cos., Inc................................................   72,000       3,341,520
   Target Corp.....................................................  102,000       4,187,100
   Wal-Mart Stores, Inc............................................   18,000       1,035,900
                                                                                ------------
                                                                                  10,301,294
                                                                                ------------
SOFTWARE & COMPUTER SERVICES: 4.2%
   Microsoft Corp. (b).............................................   75,000       4,968,750
   Oracle Corp. (b)................................................  137,000       1,891,970
                                                                                ------------
                                                                                   6,860,720
                                                                                ------------
TECHNOLOGY: 0.4%
   Applied Materials, Inc. (b).....................................   16,000    $    641,600
                                                                                ------------
TELECOMMUNICATIONS: 3.6%
   AT&T Wireless Services, Inc. (b)................................   78,342       1,125,775
   SBC Communications, Inc.........................................   65,000       2,546,050
   Verizon Communications, Inc.....................................   24,000       1,139,040
   WorldCom, Inc. (b)..............................................   79,500       1,119,360
                                                                                ------------
                                                                                   5,930,225
                                                                                ------------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT: 2.6%
   Broadwing, Inc. (b).............................................  182,000       1,729,000

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                    SHARES OR
                                                                    PRINCIPAL
                                                                    AMOUNT             VALUE
============================================================================================
COMMON STOCKS, continued

TELECOMMUNICATIONS-SERVICES & EQUIPMENT, continued
   Scientific-Atlanta, Inc....................................         40,000   $    957,600
   Tellabs, Inc. (b)..........................................         78,000      1,166,880
   Williams Communications Group, Inc. (b)....................        173,950        408,783
                                                                                ------------
                                                                                   4,262,263
                                                                                ------------

TOTAL COMMON STOCKS...........................................                   156,102,809
                                                                                ------------
CORPORATE BONDS: 1.1%

COMMUNITY DEVELOPMENT: 1.1%
   MMA Community Development
   Investment, Inc., 2.63%, 6/30/02+ (c)......................   $    220,000        220,000
   MMA Community Development
   Investment, Inc., 3.94%, 6/30/02+ (c)......................      1,570,000      1,570,000
                                                                                ------------

TOTAL CORPORATE BONDS.........................................                     1,790,000
                                                                                ------------
U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES: 3.9%

FREDDIE MAC: 3.9%
   1.47%, 1/2/02..............................................      5,600,000      5,600,000
   1.80%, 1/11/02.............................................        900,000        899,618
                                                                                ------------

TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES...............                     6,499,618
                                                                                ------------

TOTAL INVESTMENTS (COST $168,745,806) (a)-- 99.9%.............                   164,392,427
     Other assets in excess of liabilities-- 0.1%.............                       174,989
                                                                                ------------
NET ASSETS-- 100.0%...........................................                  $164,567,416
                                                                                ============


------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

     Unrealized appreciation.............................. $ 24,421,404
     Unrealized depreciation..............................  (28,774,783)
                                                           ------------
     Net unrealized depreciation.......................... $ (4,353,379)
                                                           ============
(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.
*    Effective yield at purchase.
+ Variable rate security. Rates presented are the rates in effect at December 31, 2001. Date presented reflects next rate change date.

ADR - American Depositary Receipt
PLC - Public Limited Company
See notes to financial statements.

MMA Praxis Core Stock Fund
Statement of assets and liabilities
December 31, 2001

ASSETS:
Investments, at value (cost $166,955,806)...............................................  $   162,602,427
Investment in affiliates, at value (cost $1,790,000)....................................        1,790,000
                                                                                          ---------------
     Total Investments (cost $168,745,806)..............................................      164,392,427
                                                                                          ---------------
Cash....................................................................................          197,625
Interest and dividends receivable.......................................................          138,232
Interest receivable from affiliates.....................................................            3,195
Receivable for investments sold.........................................................           17,999
Prepaid expenses........................................................................           38,386
                                                                                          ---------------
     Total Assets.......................................................................      164,787,864
                                                                                          ---------------
LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees..............................................................           31,797
  Distribution fees.....................................................................           93,802
  Shareholder servicing fees............................................................           12,850
  Other.................................................................................           81,999
                                                                                          ---------------
     Total Liabilities..................................................................          220,448
                                                                                          ---------------
NET ASSETS:
Capital.................................................................................      173,187,897
Accumulated net realized losses from investment transactions............................       (4,267,102)
Net unrealized depreciation from investments............................................       (4,353,379)
                                                                                          ---------------
     Net Assets.........................................................................  $   164,567,416
                                                                                          ===============
Net Assets
  Class A...............................................................................  $    24,779,602
  Class B...............................................................................      139,787,814
                                                                                          ---------------
     Total..............................................................................  $   164,567,416
                                                                                          ===============
Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
  Class A...............................................................................        1,844,081
  Class B...............................................................................       10,597,161
                                                                                          ---------------
     Total..............................................................................       12,441,242
                                                                                          ===============
Net asset value
  Class A - Redemption price per share..................................................  $         13.44
                                                                                          ===============
  Class A - Maximum Sales Charge........................................................             5.25%
                                                                                          ===============
  Class A - Maximum Offering Price Per Share (100%/(100%-Maximum Sales
     Charge) of net asset value adjusted to the nearest cent)...........................  $         14.18
                                                                                          ===============
  Class B-offering price per share*.....................................................  $         13.19
                                                                                          ===============

________________
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA Praxis Core Stock Fund
Statement of operations
Year ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................................    $      352,711
Dividend....................................................................         2,056,219
Foreign tax withholding.....................................................              (236)
Interest from affiliates....................................................             3,382
                                                                                --------------
     Total Investment Income................................................         2,412,076
                                                                                --------------
EXPENSES:
Investment advisory fees....................................................         1,235,638
Administration fees.........................................................           250,468
Distribution fees-Class A...................................................            51,573
Distribution fees-Class B...................................................         1,097,612
Shareholder servicing fees-Class A..........................................            51,573
Shareholder servicing fees-Class B..........................................           365,870
Custodian fees..............................................................             4,385
Accounting fees.............................................................            53,578
Trustees' fees and expenses.................................................            22,291
Transfer agent fees.........................................................           528,563
Other expenses..............................................................           170,508
                                                                                --------------
        Total expenses before reductions/reimbursements.....................         3,832,059
   Expenses reimbursed by Investment Advisor................................          (764,156)
   Expenses reduced by Distributor..........................................          (260,782)
                                                                                --------------
        Net Expenses........................................................         2,807,121
                                                                                --------------

Net Investment Loss.........................................................          (395,045)
                                                                                --------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized losses from investment transactions............................        (3,091,558)
Change in unrealized appreciation/depreciation from investments.............       (11,687,489)
                                                                                --------------

Net realized/unrealized losses on investments...............................       (14,779,047)
                                                                                --------------

Change in net assets resulting from operations..............................    $  (15,174,092)
                                                                                ==============

See notes to financial statements.

MMA Praxis Core Stock Fund
Statements of changes in net assets

                                                                           Year Ended          Year Ended
                                                                           December 31,        December 31,
                                                                           2001                2000
-------------------------------------------------------------------------------------------------------------
From Investment Activities:

Net investment loss....................................................    $      (395,045)    $    (505,387)
Net realized losses from investment transactions.......................         (3,091,558)       (1,149,425)
Change in unrealized appreciation/depreciation from investments........        (11,687,489)         (175,268)
Change in net assets resulting from operations.........................        (15,174,092)       (1,830,080)

Distributions to Class A Shareholders:
   From net realized gains.............................................                 --          (386,380)

Distributions to Class B Shareholders:
   From net realized gains.............................................                 --        (4,124,940)
Change in net assets from distributions to shareholders................                 --        (4,511,320)

Change in net assets from capital transactions.........................          3,108,557        14,370,436

Change in net assets...................................................        (12,065,535)        8,029,036

Net Assets:
   Beginning of period.................................................        176,632,951       168,603,915
   End of period.......................................................    $   164,567,416  $    176,632,951

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                             Class A Shares
                                                            -----------------------------------------------
                                                            Year Ended       Year Ended     Period Ended
                                                            December 31,     December 31,   December 31,
                                                            2001             2000           1999 (a)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......................   $   14.59        $   15.02      $    17.39
                                                             ----------       ----------     --------------

Investment Activities
   Net investment income..................................        0.03             0.03            0.01
   Net realized and unrealized
     losses from investments..............................       (1.18)           (0.08)          (0.24)
                                                             ----------       ----------     --------------

Total from Investment Activities..........................       (1.15)           (0.05)          (0.23)
                                                             ----------       ----------     --------------

Distributions
   Net realized gains.....................................          --            (0.38)          (2.14)
                                                             ----------       ----------     --------------
Total Distributions.......................................          --            (0.38)          (2.14)
                                                             ----------       ----------     --------------
Net Asset Value, End of Period............................   $   13.44        $   14.59      $    15.02
                                                             ==========       ==========     ==============
Total Return (excludes sales charge)......................       (7.88%)          (0.43%)         (0.91%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000)......................   $  24,780        $  17,783      $   10,318
   Ratio of expenses to average net assets................        1.20%            1.20%           1.20%(c)
   Ratio of net investment income to average net assets...        0.25%            0.21%           0.20%(c)
   Ratio of expenses to average net assets*...............        1.86%            1.82%           1.82%(c)
   Portfolio turnover (d).................................       17.58%           22.77%          77.18%

------------

* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.


                                                                                Class B Shares
                                                  -------------------------------------------------------------------------
                                                  Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                                                  December 31,    December 31,   December 31,   December 31,   December 31,
                                                  2001            2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............  $   14.42       $   14.49      $   15.29      $   15.72      $   13.57
                                                  ---------       ---------      ---------      ---------      ---------
Investment Activities
   Net investment income (loss).................      (0.04)          (0.05)         (0.06)            --           0.04
   Net realized and unrealized gains
     (losses) from investments..................      (1.19)          (0.09)          1.85           0.84           3.86
                                                  ---------       ---------      ---------      ---------      ---------
Total from Investment Activities................      (1.23)          (0.14)          1.79           0.84           3.90
                                                  ---------       ---------      ---------      ---------      ---------
Distributions
   Net investment income........................         --              --             --             --          (0.04)
   Net realized gains...........................         --           (0.38)         (2.14)         (1.27)         (1.71)
                                                  ---------       ---------      ---------      ---------      ---------
Total Distributions.............................         --           (0.38)         (2.14)         (1.27)         (1.75)
                                                  ---------       ---------      ---------      ---------      ---------

Net Asset Value, End of Period..................  $   13.19       $   14.42      $   14.94      $   15.29      $   15.72
                                                  =========       =========      =========      =========      =========
Total Return (excludes redemption charge).......      (8.53%)         (1.04%)        12.16%          5.96%         29.15%

Ratios/Supplemental Data:
   Net Assets at End of Period (000)............  $ 139,788       $ 158,850      $ 158,286      $ 136,976      $ 104,309
Ratio of expenses to average net assets.........       1.75%           1.75%          1.75%          1.69%          1.72%
Ratio of net investment income
   to average net assets........................      (0.31%)         (0.33%)        (0.41%)        (0.02%)         0.22%
Ratio of expenses to average net assets*........       2.36%           2.31%          2.35%          2.53%          2.66%
Portfolio turnover (a)..........................      17.58%          22.77%         77.18%         91.32%         53.26%

-------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Annual report to shareholders
Portfolio managers' letter

We are pleased to report that MMA Praxis Value Index Fund performed as we expected since its inception in May 2001. That is, this fund tracked and slightly outperformed its benchmark, the Standard & Poor's Barra Value Index,/1/ returning -11.72 percent (Class A Shares at NAV*) and -12.35%, respectively for the period 5/2/01 to 12/31/01. For the year as a whole, growth- and value-style investing strategies were equally dismal.

The fund lagged its benchmark during the final quarter of the calendar year, reversing its strong outperformance in the third quarter. During the third quarter, a handful of stocks, which were in the fund, but not in the benchmark, led to the fund's outperformance. Those same stocks performed poorly in October, contributing to fourth-quarter underperformance.

Twice yearly we run our model to re-establish the constituents of the fund. On Dec. 31, we sold out of 18 names and bought 26 new names representing approximately 5 percent of the fund value. While no particular patterns emerged with respect to the types of companies we bought and sold, our model did require the sale of one of the fund's larger holdings, Fannie Mae, and the purchase of American Express (1.3% of the portfolio as of 12/31/01)./2/ We also purchased two real estate investment trusts that were added to the S&P 500 Index during the second half of 2001.

Investors seeking a pure exposure to a value style of investing, and desire a fund that accomplishes this objective through a values-oriented approach, should be well served by maintaining a prudent allocation of their investment portfolio to the MMA Praxis Value Index Fund.


Chad M. Horning, CFA
MMA Praxis Value Index Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Value Index Fund Co-Manager

----------------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Returns shown are at Net Asset Value (NAV) for Class A Share and do not reflect the maximum front-end sales charge. Please refer to each fund's performance overview for more complete performance history.

/1/ The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the S&P 500 Index into two categories, including growth and value, according to price-to-book ratios. An investor cannot invest directly in any index although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.

/2/ Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

MMA Praxis Value Index Fund
Performance review


Average annual total returns as of 12/31/01


[GRAPH]


            Inception        Since
              Date         Inception
              ----         ---------
Class A       5/2/01       -11.72%
Class A*      5/2/01       -16.32%

Class B       5/2/01       -12.01%
Class B**     5/2/01       -15.52%

Growth of $10,000 investment 5/2/01 to 12/31/01

[GRAPH]

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/02/01 to 12/31/01, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*   Reflects maximum front-end sales charge of 5.25%.
**  Reflects applicable contingent deferred sales charge of 4.00%.

/1/ The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the Standard & Poor's 500 Stock Index into two categories, including growth and value, according to price-to-book ratios. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Value Index Fund
Schedule of portfolio investments
December 31, 2001


                                                                    SHARES           VALUE
==========================================================================================
COMMON STOCKS:  99.0%

AIRLINES: 0.5%
   AMR Corp. (b)................................................       678     $    15,031
   Delta Air Lines, Inc.........................................       541          15,830
   Southwest Airlines Co........................................     3,105          57,380
                                                                               -----------
                                                                                    88,241
                                                                               -----------
APPAREL MANUFACTURERS:  0.0%
   Liz Claiborne, Inc...........................................       136           6,766
                                                                               -----------
AUTOMOTIVE: 1.1%
   Delphi Automotive Systems Corp...............................     2,385          32,579
   Ford Motor Co................................................     7,862         123,591
   PACCAR, Inc..................................................       312          20,473
                                                                               -----------
                                                                                   176,643
                                                                               -----------
BANKS: 12.1%
   AmSouth Bancorp..............................................     1,510          28,539
   Bank of America Corp.........................................     6,888         433,599
   Bank One Corp................................................     4,964         193,844
   BB&T Corp....................................................     1,988          71,787
   Charter One Financial, Inc...................................       885          24,028
   Comerica, Inc................................................       728          41,714
   Dime Bancorp, Inc............................................       468          16,885
   First Tennessee National Corp................................       523          18,964
   FleetBoston Financial Corp...................................     4,613         168,375
   Golden West Financial Corp...................................       647          38,076
   Huntington Bancshares, Inc...................................     1,037          17,826
   KeyCorp......................................................     1,731          42,133
   National City Corp...........................................     2,449          71,609
   Regions Financial Corp.......................................       927          27,754
   SouthTrust Corp..............................................     1,386          34,193
   SunTrust Banks, Inc..........................................     1,190          74,613
   U.S. Bancorp.................................................     8,559         179,140
   Union Planters Corp..........................................       559          25,228
   Wachovia Corp................................................     5,972         187,282
   Wells Fargo Co...............................................     7,375         320,443
   Zions Bancorp................................................       403          21,190
                                                                               -----------
                                                                                 2,037,222
                                                                               -----------
BEVERAGES: 0.4%
   Coca-Cola Enterprises, Inc...................................     1,839          34,830
   Pepsi Bottling Group, Inc....................................     1,245          29,258
                                                                               -----------
                                                                                    64,088
                                                                               -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                    SHARES           VALUE
==========================================================================================
COMMON STOCKS, continued

BROADCAST SERVICES & PROGRAMMING:  1.7%
   Clear Channel Communications, Inc. (b).........................   2,726     $   138,781
   Comcast Corp., Class A (b).....................................   4,061         146,196
                                                                               -----------
                                                                                   284,977
                                                                               -----------

BROKERAGE SERVICES: 4.5%
   A.G. Edwards, Inc..............................................     345          15,239
   Bear Stearns Companies, Inc....................................     428          25,098
   Goldman Sachs Group, Inc.......................................   2,068         191,807
   Lehman Brothers Holdings, Inc..................................   1,005          67,134
   Merrill Lynch & Co.............................................   3,713         193,522
   Morgan Stanley Dean Witter & Co................................   4,740         265,155
                                                                               -----------
                                                                                   757,955
                                                                               -----------

BUSINESS TO BUSINESS & E-COMMERCE: 0.1%
   TMP Worldwide, Inc. (b)........................................     485          20,807
                                                                               -----------

CHEMICALS - GENERAL: 0.8%
   Air Products & Chemicals, Inc..................................     929          43,578
   Engelhard Corp.................................................     338           9,356
   PPG Industries, Inc............................................     687          35,532
   Praxair, Inc...................................................     674          37,239
   Sigma-Aldrich Corp.............................................     187           7,370
                                                                               -----------
                                                                                   133,075
                                                                               -----------

COMPUTERS & PERIPHERALS:  1.8%
   Apple Computer, Inc. (b).......................................   1,423          31,164
   Ceridian Corp. (b).............................................     353           6,619
   Compaq Computer Corp...........................................   6,886          67,207
   Gateway, Inc. (b)..............................................     783           6,295
   Hewlett-Packard Co.............................................   8,349         171,489
   NCR Corp. (b)..................................................     411          15,149
                                                                               -----------
                                                                                   297,923
                                                                               -----------

CONSUMER PRODUCTS:  0.5%
   Black & Decker Corp............................................     196           7,395
   Clorox Co......................................................     964          38,126
   Stanley Works..................................................     374          17,417
   V.F. Corp......................................................     477          18,608
                                                                               -----------
                                                                                    81,546
                                                                               -----------

CONTAINERS - PAPER & PLASTIC:  0.1%
   Bemis Co., Inc.................................................     232          11,410
   Pactiv Corp. (b)...............................................     699          12,407
                                                                               -----------
                                                                                    23,817
                                                                               -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                       SHARES        VALUE
==========================================================================================
COMMON STOCKS, continued

COSMETICS & TOILETRIES: 0.1%
   Alberto-Culver Co., Class B.......................................     249   $   11,140
                                                                                ----------
DISTRIBUTION: 0.3%
   Genuine Parts Co..................................................     701       25,727
   W.W. Grainger, Inc................................................     387       18,576
                                                                                ----------
                                                                                    44,303
                                                                                ----------
ELECTRIC SERVICES: 1.5%
   AES Corp. (b).....................................................   2,339       38,243
   Allegheny Energy, Inc.............................................     508       18,400
   Cinergy Corp......................................................     648       21,663
   Consolidated Edison, Inc..........................................     865       34,911
   Mirant Corp. (b)..................................................   1,384       22,172
   Niagara Mohawk Holdings, Inc. (b).................................     414        7,340
   NiSource, Inc.....................................................     842       19,417
   Reliant Energy, Inc...............................................   1,213       32,169
   TXU Corp..........................................................   1,047       49,365
                                                                                ----------
                                                                                   243,680
                                                                                ----------
ELECTRONIC & ELECTRICAL - GENERAL: 4.2%
   Advanced Micro Devices, Inc. (b)..................................   1,402       22,236
   American Power Conversion Corp. (b)...............................     504        7,288
   Avnet, Inc........................................................     517       13,168
   Broadcom Corp. (b)................................................   1,060       43,322
   Conexant Systems, Inc. (b)........................................   2,236       32,109
   Emerson Electric Co...............................................   1,988      113,514
   Jabil Circuit, Inc. (b)...........................................     790       17,949
   LSI Logic Corp. (b)...............................................   1,493       23,560
   Micron Technology, Inc. (b).......................................   2,431       75,361
   Molex, Inc........................................................     239        7,397
   Molex, Inc., Class A..............................................     234        6,330
   National Semiconductor Corp. (b)..................................     707       21,769
   Novellus Systems, Inc. (b)........................................     581       22,920
   Sanmina-SCI Corp. (b).............................................   2,285       45,472
   Solectron Corp. (b)...............................................   3,504       39,525
   Texas Instruments, Inc............................................   7,394      207,031
                                                                                ----------
                                                                                   698,951
                                                                                ----------
FINANCIAL SERVICES: 13.9%
   Ambac Financial Group, Inc........................................     431       24,938
   American Express Co...............................................   5,854      208,928
   Citigroup, Inc....................................................  22,572    1,139,434
   Countrywide Credit Industries, Inc................................     483       19,789
   Franklin Resources, Inc...........................................   1,078       38,021

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                       SHARES        VALUE
==========================================================================================
COMMON STOCKS, continued

FINANCIAL SERVICES, continued
   Freddie Mac.......................................................   3,049   $  199,404
   J.P. Morgan Chase & Co............................................   8,531      310,101
   MBIA, Inc.........................................................     631       33,841
   MBNA Corp.........................................................   3,737      131,542
   MGIC Investment Corp..............................................     437       26,972
   PNC Financial Services Group......................................   1,178       66,204
   T. Rowe Price Group, Inc..........................................     524       18,199
   Washington Mutual, Inc............................................   3,843      125,666
                                                                                ----------
                                                                                 2,343,039
                                                                                ----------

FOOD DISTRIBUTORS & WHOLESALERS: 0.4%
   Albertsons, Inc...................................................   1,651       51,990
   SUPERVALU, Inc....................................................     585       12,940
                                                                                ----------
                                                                                    64,930
                                                                                ----------

FOOD PRODUCTS: 0.5%
   Kraft Foods, Inc..................................................   2,435       82,863
                                                                                ----------

FOREST PRODUCTS - LUMBER & PAPER: 0.1%
   Willamette Industries, Inc........................................     447       23,298
                                                                                ----------

FURNITURE & HOME FURNISHINGS: 0.1%
   Leggett & Platt, Inc..............................................     800       18,400
                                                                                ----------

HEALTH CARE SERVICES: 1.2%
   Aetna, Inc........................................................     581       19,167
   HEALTHSOUTH Corp. (b).............................................   1,589       23,549
   McKesson HBOC, Inc................................................   1,161       43,421
   Tenet Healthcare Corp. (b)........................................   1,322       77,628
   Wellpoint Health Networks, Inc (b)................................     270       31,550
                                                                                ----------
                                                                                   195,315
                                                                                ----------

HOME DECORATION PRODUCTS: 0.3%
   Newell Rubbermaid, Inc............................................   1,087       29,968
   Sherwin-Williams Co...............................................     657       18,068
                                                                                ----------
                                                                                    48,036
                                                                                ----------

HOTELS & MOTELS: 0.4%
   Marriott International, Inc., Class A.............................     994       40,406
   Starwood Hotels & Resorts Worldwide, Inc. ........................     810       24,179
                                                                                ----------
                                                                                    64,585
                                                                                ----------

INDUSTRIAL GOODS & SERVICES: 0.3%
   Masco Corp........................................................   1,875       45,938
                                                                                ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                    SHARES       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS, continued

INSTRUMENTS - SCIENTIFIC: 0.1%
   PerkinElmer, Inc..........................................          540     $  18,911
                                                                               ---------
INSURANCE: 9.7%
   AFLAC, Inc................................................        2,259        55,481
   Allstate Corp.............................................        3,128       105,414
   American International Group, Inc.........................       11,429       907,463
   Aon Corp..................................................        1,068        37,935
   Chubb Corp................................................          714        49,266
   CIGNA Corp................................................          611        56,609
   Cincinnati Financial Corp.................................          655        24,988
   Hartford Financial Services Group, Inc....................        1,076        67,605
   Jefferson-Pilot Corp......................................          620        28,687
   Lincoln National Corp.....................................          766        37,205
   MetLife, Inc..............................................        3,265       103,435
   Progressive Corp..........................................          301        44,939
   SAFECO Corp...............................................          528        16,447
   St. Paul Companies, Inc...................................          874        38,430
   Torchmark Corp............................................          511        20,098
   UnumProvident Corp........................................          984        26,086
                                                                               ---------
                                                                               1,620,088
                                                                               ---------
MACHINERY: 0.4%
   Deere & Co................................................          957        41,782
   Ingersoll-Rand Co.........................................          686        28,682
                                                                               ---------
                                                                                  70,464
                                                                               ---------
MANUFACTURING: 1.1%
   Cooper Industries, Inc ...................................          382        13,339
   Dover Corp................................................          829        30,731
   Illinois Tool Works, Inc..................................        1,337        90,542
   SPX Corp. (b).............................................          177        24,231
   Whirlpool Corp............................................          272        19,946
                                                                               ---------
                                                                                 178,789
                                                                               ---------
MEDICAL - HOSPITALS: 0.1%
   Health Management Associates, Inc.,.......................        1,076        19,798
                                                                               ---------
   Class A (b)

MEDICAL SUPPLIES: 0.3%
   Becton, Dickinson & Co....................................        1,050        34,808
   Hillenbrand Industry, Inc.................................          272        15,033
                                                                               ---------
                                                                                  49,841
                                                                               ---------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                       SHARES      VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCKS, continued

METALS: 0.4%
   Alcan, Inc...................................................        1,302    $  46,781
   Nucor Corp...................................................          333       17,636
                                                                                 ---------
                                                                                    64,417
                                                                                 ---------
MINING: 0.1%
   Placer Dome, Inc.............................................        1,353       14,761
                                                                                 ---------

MULTIMEDIA: 3.7%
   AOL Time Warner, Inc. (b)....................................       19,326      620,365
                                                                                 ---------

NEWSPAPERS: 0.9%
   Gannett Co., Inc.............................................        1,079       72,542
   Knight-Ridder, Inc...........................................          298       19,349
   Tribune Co...................................................        1,217       45,552
   Washington Post Co., Class B.................................           39       20,670
                                                                                 ---------
                                                                                   158,113
                                                                                 ---------
OFFICE EQUIPMENT & SERVICES: 0.2%
   Xerox Corp...................................................        2,830       29,489
                                                                                 ---------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 2.1%
   Anadarko Petroleum Corp......................................        1,022       58,100
   Apache Corp..................................................          562       28,038
   Burlington Resources, Inc....................................          862       32,359
   Devon Energy Corp............................................          528       20,407
   Diamond Offshore Drilling....................................          559       16,994
   ENSCO International, Inc.....................................          336        8,350
   EOG Resources, Inc...........................................          486       19,007
   GlobalSantaFe Corp...........................................        1,001       28,549
   Nabors Industries, Inc. (b)..................................          616       21,147
   Noble Drilling Corp. (b).....................................          580       19,743
   The Williams Cos., Inc.......................................        2,096       53,490
   Transocean Sedco Forex, Inc..................................        1,296       43,831
                                                                                 ---------
                                                                                   350,015
                                                                                 ---------
OIL & GAS TRANSMISSION: 0.8%
   El Paso Corp.................................................        2,239       99,882
   KeySpan Corp.................................................          560       19,404
   Sempra Energy................................................          840       20,622
                                                                                 ---------
                                                                                   139,908
                                                                                 ---------
OIL - INTEGRATED: 5.0%
   BP Amoco PLC ADR.............................................       16,428      764,066
   Conoco, Inc..................................................        2,547       72,080
   Sunoco, Inc..................................................          217        8,103
                                                                                 ---------
                                                                                   844,249
                                                                                 ---------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                           SHARES     VALUE
------------------------------------------------------------------------------
COMMON STOCKS, continued

OILFIELD SERVICES & EQUIPMENT: 1.1%
   Baker Hughes, Inc......................................  1,368    $  49,891
   Schlumberger Ltd.......................................  2,526      138,804
                                                                     ---------
                                                                       188,695
                                                                     ---------
PAPER PRODUCTS: 1.0%
   International Paper Co.................................  1,969       79,449
   Mead Corp..............................................    240        7,414
   Temple-Inland, Inc.....................................    217       12,310
   Westvaco Corp..........................................    449       12,774
   Weyerhaeuser Co........................................    877       47,428
                                                                     ---------
                                                                       159,375
                                                                     ---------
PHARMACEUTICALS: 0.2%
   Mylan Laboratories, Inc................................    509       19,088
   Watson Pharmaceutical, Inc. (b)........................    432       13,560
                                                                     ---------
                                                                        32,648
                                                                     ---------
PIPELINES: 0.2%
   Kinder Morgan, Inc.....................................    467       26,007
                                                                     ---------
PRINTING - COMMERCIAL: 0.1%
   R.R. Donnelley & Sons Co...............................    296        8,788
                                                                     ---------
RAILROADS: 0.4%
   CSX Corp...............................................    870       30,494
   Norfolk Southern Corp..................................  1,568       28,741
                                                                     ---------
                                                                        59,235
                                                                     ---------
RAW MATERIALS: 0.1%
   Vulcan Materials Co....................................    412       19,751
                                                                     ---------
REAL ESTATE INVESTMENT TRUST: 0.7%
   Avalonbay Communities, Inc.............................    299       14,146
   Duke Realty Investments, Inc...........................    309        7,518
   Equity Office Properties Trust.........................  1,818       54,686
   Equity Residential Properties Trust....................  1,188       34,107

                                                                     ---------
                                                                       110,457
                                                                     ---------
RESTAURANTS: 1.0%
   Darden Restaurants, Inc................................    503       17,806
   McDonald's Corp........................................  5,557      147,094
   Wendy's International, Inc.............................    276        8,051
                                                                     ---------
                                                                       172,951
                                                                     ---------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                        SHARES       VALUE
------------------------------------------------------------------------------
COMMON STOCKS, continued

RETAIL: 4.5%
   Circuit City Stores-Circuit City Group............       914    $    23,718
   Costco Wholesale Corp. (b)........................     1,984         88,050
   CVS Corp..........................................     1,603         47,449
   Federated Department Stores, Inc. (b).............       806         32,965
   J.C. Penney Co., Inc..............................     1,072         28,837
   Kmart Corp. (b)...................................     1,265          6,907
   Limited, Inc......................................     1,738         25,583
   May Department Stores Co..........................     1,219         45,079
   Nordstrom, Inc....................................       590         11,936
   Office Depot, Inc. (b)............................     1,213         22,489
   Safeway, Inc. (b).................................     2,060         86,005
   Sears, Roebuck & Co...............................     1,339         63,790
   Staples, Inc. (b).................................     1,860         34,782
   Target Corp.......................................     3,863        158,576
   The Gap, Inc......................................     3,784         52,749
   Toys "R" Us, Inc. (b).............................       805         16,696
                                                                   -----------
                                                                       745,611
                                                                   -----------
SOFTWARE & COMPUTER SERVICES: 1.2%
   BMC Software, Inc. (b)............................     1,006         16,468
   Computer Associates International, Inc............     2,349         81,016
   Compuware Corp. (b)...............................     1,567         18,475
   Intuit, Inc. (b)..................................       851         36,406
   Symantec Corp. (b)................................       317         21,027
   Symbol Technologies, Inc..........................     1,002         15,912
   Unisys Corp. (b)..................................     1,400         17,556
                                                                   -----------
                                                                       206,860
                                                                   -----------
TELECOMMUNICATIONS: 13.6%
   ALLTEL Corp.......................................     1,276         78,767
   AT&T Corp.........................................    15,522        281,569
   AT&T Wireless Services, Inc. (b)..................    10,776        154,851
   BellSouth Corp....................................     8,235        314,165
   CenturyTel, Inc...................................       575         18,860
   CIENA Corp. (b)...................................     1,435         20,535
   Citizens Communications Co. (b)...................       737          7,856
   SBC Communications, Inc...........................    14,691        575,447
   Sprint Corp.......................................     3,613         72,549
   Telephone & Data Systems, Inc.....................       239         21,450
   Verizon Communications, Inc.......................    11,798        559,933
   WorldCom, Inc. (b)................................    12,940        182,195
                                                                   -----------
                                                                     2,288,177
                                                                   -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                                  SHARES OR
                                                                                  PRINCIPAL
                                                                                  AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES & EQUIPMENT: 2.6%
   ADC Telecommunications, Inc. (b) ........................................           3,359     $     15,451
   Corning, Inc. ...........................................................           3,792           33,825
   JDS Uniphase Corp. (b) ..................................................           5,366           46,577
   Lucent Technologies, Inc. ...............................................          14,856           93,444
   Nortel Networks Corp. ...................................................          13,899          104,243
   Qwest Communications International, Inc. ................................           7,234          102,216
   Scientific-Atlanta, Inc. ................................................             686           16,423
   Tellabs, Inc. (b) .......................................................           1,799           26,913
                                                                                                 ------------
                                                                                                      439,092
                                                                                                 ------------

TRANSPORTATION SERVICES: 0.4%
   FedEx Corp. (b) .........................................................           1,252           64,954
                                                                                                 ------------

WATER: 0.1%
   American Water Works Co., Inc. ..........................................             422           17,619
                                                                                                 ------------

TOTAL COMMON STOCKS ........................................................                       16,576,966
                                                                                                 ------------

CORPORATE BONDS: 0.7%

COMMUNITY DEVELOPMENT: 0.7%
   MMA Community Development Investment, Inc., 3.94%, 6/30/02+ (c)..........    $    110,000          110,000
                                                                                                 ------------

TOTAL CORPORATE BONDS ......................................................                          110,000
                                                                                                 ------------

TOTAL INVESTMENTS (Cost $17,933,544) (a) -- 99.7% ..........................                       16,686,966
   Other assets in excess of liabilities -- 0.3% ...........................                           42,297
                                                                                                 ------------

NET ASSETS -- 100.0% .......................................................                     $ 16,729,263
                                                                                                 ============

_____________

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

     Unrealized appreciation ...............................................    $    516,486
     Unrealized depreciation ...............................................      (1,763,064)
                                                                                ------------
     Net unrealized depreciation ...........................................    $ (1,246,578)
                                                                                ============

(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.
+ Variable rate security. Rates presented are the rates in effect at December 31, 2001.
     Date presented reflects next rate change date.

ADR - American Depository Receipt
PLC - Public Limited Company
See notes to financial statements.

MMA Praxis Value Index Fund
Statement of assets and liabilities
December 31, 2001

ASSETS:
Investments, at value (cost $17,823,544) ........................................   $ 16,576,966
Investment in affiliates, at value (cost $110,000) ..............................        110,000
                                                                                    ------------
        Total Investments (cost $17,933,544) ....................................     16,686,966
                                                                                    ------------
Cash ............................................................................         61,329
Interest and dividends receivable ...............................................         14,356
Receivable for capital shares issued ............................................          1,917
Receivable for investments sold .................................................        906,085
Receivable from investment advisor ..............................................         56,765
Prepaid expenses ................................................................         12,720
                                                                                    ------------
        Total Assets ............................................................     17,740,138
                                                                                    ------------

LIABILITIES:
Distributions payable to shareholders............................................        992,941
Accrued expenses and other payables:
     Distribution fees ..........................................................          1,868
     Shareholder servicing fees .................................................            280
     Other ......................................................................         15,786
                                                                                    ------------
        Total Liabilities .......................................................      1,010,875
                                                                                    ------------

NET ASSETS:
Capital .........................................................................     18,138,178
Accumulated net investment loss .................................................           (463)
Accumulated net realized losses from investment transactions ....................       (161,874)
Net unrealized depreciation from investments ....................................     (1,246,578)
                                                                                    ------------
        Net Assets ..............................................................   $ 16,729,263
                                                                                    ============

Net Assets
     Class A ....................................................................   $ 14,135,783
     Class B ....................................................................      2,593,480
                                                                                    ------------
        Total ...................................................................   $ 16,729,263
                                                                                    ============

Shares outstanding
   (unlimited number of shares authorized with $.01 par value)
     Class A ....................................................................      1,607,771
     Class B ....................................................................        295,366
                                                                                    ------------
        Total ...................................................................      1,903,137
                                                                                    ============

Net asset value
     Class A - Redemption price per share .......................................   $       8.79
                                                                                    ============
     Class A - Maximum Sales Charge .............................................           5.25%
                                                                                    ============
     Class A - Maximum Offering Price Per Share (100%/(100%-Maximum
               Sales Charge) of net asset value adjusted to the nearest cent)....   $       9.28
                                                                                    ============


     Class B - offering price per share* ........................................   $       8.78
                                                                                    ============

* Redemption price per share (Class B) varies by length of time shares are held. See notes to financial statements.

MMA Praxis Value Index Fund
Statement of operations
Period ended December 31, 2001 (a)

INVESTMENT INCOME:
Dividend .................................................................   $   132,936
Interest from affiliates .................................................           217
                                                                             -----------
     Total Investment Income .............................................       133,153
                                                                             -----------

EXPENSES:
Investment advisory fees .................................................        25,726
Administration fees ......................................................        33,426
Distribution fees-Class A ................................................        19,094
Distribution fees-Class B ................................................         7,034
Shareholder servicing fees-Class A .......................................        19,094
Shareholder servicing fees-Class B .......................................         2,345
Custodian fees ...........................................................        10,305
Accounting fees ..........................................................        29,212
Trustees' fees and expenses ..............................................         1,629
Transfer agent fees ......................................................        20,394
Other expenses ...........................................................        41,895
                                                                             -----------

        Total expenses before reductions/reimbursements ..................       210,154
   Expenses reimbursed by Investment Advisor .............................       (69,143)
   Expenses reduced by Administrator .....................................       (18,049)
   Expenses reduced by Distributor .......................................       (36,406)
                                                                             -----------
        Net Expenses .....................................................        86,556
                                                                             -----------

Net Investment Income ....................................................        46,597
                                                                             -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized losses from investment transactions .........................      (151,996)
Change in unrealized appreciation/depreciation from investments ..........    (1,246,578)
                                                                             -----------

Net realized/unrealized losses on investments ............................    (1,398,574)
                                                                             -----------
Change in net assets resulting from operations ...........................   $(1,351,977)
                                                                             ===========


(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

MMA Praxis Value Index Fund
Statement of changes in net assets

                                                                        Period Ended
                                                                        December 31,
                                                                        2001 (a)
------------------------------------------------------------------------------------
From Investment Activities:

   Net investment income .............................................. $     46,597
   Net realized losses from investment transactions ...................     (151,996)
   Change in unrealized appreciation/depreciation from investments.....   (1,246,578)
                                                                        ------------
Change in net assets resulting from operations ........................   (1,351,977)
                                                                        ------------

Distributions to Class A Shareholders:
   From net investment income .........................................      (48,600)
   From net realized gains ............................................       (8,383)

Distributions to Class B Shareholders:
   From net investment income .........................................       (2,726)
   From net realized gains ............................................       (1,493)
Change in net assets from distributions to shareholders ...............      (61,202)
                                                                        ------------

Change in net assets from capital transactions ........................   18,142,442
                                                                        ------------

Change in net assets ..................................................   16,729,263

Net Assets:
   Beginning of period ................................................           --
                                                                        ------------
   End of period ...................................................... $ 16,729,263
                                                                        ============

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights

For a share outstanding throughout the period indicated.


                                                                 Class A Shares
                                                                ----------------
                                                                 Period Ended
                                                                 December 31,
                                                                 2001 (a)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   10.00

Investment Activities
   Net investment income                                                0.03
   Net realized and unrealized losses from investments                 (1.20)
                                                                   ---------
   Total from Investment Activities                                    (1.17)
                                                                   ---------

Distributions
   Net investment income                                               (0.03)
   Net realized gains                                                  (0.01)
                                                                   ---------

   Total Distributions                                                 (0.04)
                                                                   ---------

Net Asset Value, End of Period                                     $    8.79
                                                                   =========
Total Return (excludes sales charge)                                  (11.72%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000)                               $  14,136
   Ratio of expenses to average net assets                              0.95% (c)
   Ratio of net investment income to average net assets                 0.61% (c)
   Ratio of expenses to average net assets*                             2.44% (c)
   Portfolio turnover (d)                                              17.86%

------------

* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                      Class B Shares
                                                                    ------------------
                                                                      Period Ended
                                                                      December 31,
                                                                      2001 (a)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................          $      10.00

Investment Activities
   Net investment income....................................                    --
   Net realized and unrealized losses on investments........                 (1.20)
                                                                     ---------------
Total from Investment Activities............................                 (1.20)
                                                                     ---------------

Distributions
   Net investment income....................................                 (0.01)
   Net realized gains.......................................                 (0.01)
                                                                     ---------------

Total Distributions.........................................                 (0.02)
                                                                     ---------------

Net Asset Value, End of Period..............................          $       8.78
                                                                     ===============
Total Return (excludes redemption charge)...................                (12.01%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000)........................          $      2,593
   Ratio of expenses to average net assets..................                  1.50%(c)
   Ratio of net investment income to average net assets.....                  0.04%(c)
   Ratio of expenses to average net assets*.................                  2.58%(c)
   Portfolio turnover (d)...................................                 17.86%

______________
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund/1/
Annual report to shareholders
Portfolio manager's letter


MMA Praxis International Fund underperformed its benchmark for the full year of 2001, returning -24.32 percent (Class A Share at NAV*) compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index/2/ (MSCI
EAFE) return of -21.44 percent. The fund struggled for much of the year against an environment that was extremely hostile to the fund's earnings-driven, growth-biased style. The value sector of the market far outperformed growth, and within value, only the sectors that offered the highest perception of safety (such as food, pharmaceuticals and utilities) escaped the market's wrath. Finally, equity markets righted themselves during the fourth quarter and crossed the 2001 finish line in style.

Important leading indicators of future economic activity such as the ISM nonmanufacturing (formerly U.S. NAPM) survey and the German IFO business climate gave investors courage to believe that the United States economy had bottomed in the late third or early fourth quarter, and that recovery would soon begin to spread throughout the world. Investors know that economic troughs and market bottoms typically occur close together, which meant that 2002 offered the hope of making money after two straight years of negative returns--and the gloom began to lift. We had begun to see signs of an economic turn as far back as late August, but had not felt confident investing for such a turn until early in the fourth quarter. We then shifted your portfolio toward more economically-sensitive stocks, sectors, and markets and the results were evident in fourth quarter performance, with MMA Praxis International Fund returning 9.71 percent (Class A Share at NAV*) and the MSCI EAFE Index/2/ returning 6.97 percent for the three-month period ended 12/31/01.

Performance attribution
For the full year, the fund's underperformance was particularly impacted by declines in telecom equipment and component manufacturers during the first nine months of the year; specifically in Canada's Nortel Networks down -81.66 percent, Swedish giant Ericsson down -64.1 percent, and United Kingdom companies like Cable & Wireless down -68.9 percent, which were sold out of the fund prior to 12/31/01. In addition, Colt Telecom (0.2% of the portfolio as of 12/31/01) was down -94.93 percent, and Vodafone (2.7%) was down -38.90 percent. The violent fall in these stocks produced unprecedented declines and caused the fund to underperform despite a number of successful stock choices in the pharmaceutical, food, financial, and utility sectors./3/

During the depths of the bear market, we pointed out that when the panic ended and fundamentals mattered more than safety, we expected to be able to add value once again through stock selection. It was gratifying, then, to see stock selection play a key role in the fourth quarter's positive performance. While the growth sector's robust outperformance of the value sector suggests a careful examination of fundamentals may have made a small comeback, the market was ruthless in distinguishing the winners from the losers during the quarter--good stock selection was key. Your portfolio benefited from its investments in economically-sensitive stocks such as Samsung (2.4% of the portfolio) was up
98.7 percent and Rohm (1.5%) up 33.3 percent in the technology area, United Kingdom retailer Marks & Spencer (2.7%) was up 41.2 percent, and telecom operator KPN (1.3%) up 86.1 percent. Other stocks made meaningful contributions to performance from the financial, materials, and consumer discretionary sectors, indicating a broad range of successful ideas. Finally, the portfolio's modest hedge out of the Japanese yen back to U.S. dollars added value as the yen fell sharply during the period./3/

Outlook
Looking ahead to 2002, we do not expect activity to reach the heady levels of the late '90s after an initial surge in industrial production because, as we have pointed out in recent months, consumption has not fallen to depressed levels. Rather, we believe we are entering a sustained period of moderate growth with low inflation. The investment implication of this type of environment is that the rising tide of economic recovery will not lift all boats, and that stock selection will be even more important than usual. We believe this environment fits well with our process of discovering unanticipated earnings potential through proprietary fundamental research. We believe that the winners in this environment will be companies that can drive earnings growth through gains in market share, new product cycles, corporate restructuring, and capitalizing on industry rationalization, without help from a booming economy. Samsung Electronics, for example, is gaining market share as the low-cost producer of DRAM, a key form of memory in computers. The DRAM segment is rationalizing as Korean chipmaker Hynix restructures and the Japanese producers withdraw from the market, and Samsung benefits as flat screens replace old computer monitors and televisions. We expect Nokia to make money for shareholders through its lineup of 14 new mobile handsets that it has begun to introduce in Europe to take advantage of new GPRS or 2.5G, mobile phone service--the latest generation of technology services used to transmit cellular signals in Europe. At Credit Suisse Group, corporate restructuring will drive strong growth as the new management team hacks away at the excess cost base that is largely due to the Donaldson, Lufkin & Jenrette (DLJ) acquisition: we expect annual cost savings of up to $2 billion when the plan is implemented.

We are constructive, but not ebullient, on the outlook for world economic growth in 2002, and we have carefully sought the companies best able to take advantage of this unusual rebound. Equities look attractively valued compared to bond yields, if not according to P/E ratios, and represent good value in light of the depressed level of earnings. As we have said consistently during the market recovery, however, we do not need euphoric economies or markets to make money. The market is once again focused on fundamentals--more than usual, in fact--as a slow-growth environment prepares to separate the winners from the losers. We expect our approach to fundamental research and its emphasis on unrecognized earnings potential to be most effective in identifying those winners.

Martina Oechsle
Oechsle International Advisors, LLC
MMA Praxis International Fund Subadvisor

____________
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Returns shown are at Net Asset Value (NAV) for Class A Share and do not reflect the maximum front-end sales charge. Please refer to each fund's performance overview for more complete performance history.
/1/ There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.
/2/ The Morgan Stanley Capital International Europe, Australasia and Far-East
    Index (MSCI EAFE) is generally representative of the performance of the major stock markets of those regions. An investor cannot invest directly in any index although they can invest in its underlying securities. An index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services.
/3/ Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

MMA Praxis International Fund
Performance review



Average annual total returns as of 12/31/01

                                    [CHART]


                Inception                                Since
                   Date          1 Year      3 Year    Inception
                   ----          ------      ------    ---------

Class A           5/12/99       -25.42%      -5.37%      2.37%
Class A*          5/12/99       -29.31%      -7.05%      1.23%

Class B            4/1/97       -25.92%      -5.84%      2.05%
Class B**          4/1/97       -28.87%      -6.37%      1.87%

Growth of $10,000 investment 4/1/97 to 12/31/01

                                    [GRAPH]

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 12/31/01, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctu-ate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

 *Reflects maximum front-end sales charge of 5.25%.

 **Reflects applicable contingent deferred sales charge of 4.00%.

International investing involves increased risk and volatility.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

/1/ The Morgan Stanley Capital International Europe, Australasia and Far-East
    Index (MSCI EAFE) is an unmanaged index generally representative of international stocks in these regions. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis International Fund
Schedule of portfolio investments
December 31, 2001

                                                                   SHARES           VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS:  95.1%

CANADA: 0.8%

ELECTRONIC & ELECTRICAL - GENERAL: 0.8%
   Celestica, Inc. (b).......................................      19,584       $   790,998
                                                                                -----------
FINLAND: 3.3%

PAPER PRODUCTS: 1.5%
   Stora Enso................................................     106,595         1,364,802
                                                                                -----------
TELECOMMUNICATIONS: 1.8%
   Nokia Oyj.................................................      67,993         1,753,220
                                                                                -----------
                                                                                  3,118,022
                                                                                -----------
FRANCE: 12.9%

AUTOMOTIVE PARTS: 1.5%
   Valeo S.A.................................................      36,286         1,447,408
                                                                                -----------
FOOD RETAILING: 2.1%
   Carrefour S.A.............................................      37,285         1,938,746
                                                                                -----------
MEDIA: 2.2%
   Vivendi Universal S.A.....................................      38,000         2,080,811
                                                                                -----------
PHARMACEUTICALS: 6.2%
   Aventis S.A...............................................      40,559         2,879,995
   Sanofi-Synthelabo S.A.....................................      38,278         2,856,058
                                                                                -----------
                                                                                  5,736,053
                                                                                -----------
STEEL - PRODUCERS: 0.9%
   Usinor S.A................................................      69,667           871,520
                                                                                -----------
                                                                                 12,074,538
                                                                                -----------
GERMANY: 6.1%

ELECTRONIC & ELECTRICAL - GENERAL: 2.3%
   Siemens AG................................................      31,644         2,108,905
                                                                                -----------
INSURANCE: 3.8%
   Allianz AG................................................       9,268         2,190,909
   Muenchener Rueckversicherungs-Gesellschaft AG.............       5,008         1,359,997
                                                                                -----------
                                                                                  3,550,906
                                                                                -----------
                                                                                  5,659,811
                                                                                -----------
HONG KONG: 3.7%

RAILROADS: 0.0%
   MTR Corp., Ltd............................................      14,000            18,313
                                                                                -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                     SHARES      VALUE
-----------------------------------------------------------------------------------------
COMMON STOCKS, continued

REAL ESTATE: 3.7%
   Hutchison Whampoa Ltd...........................................  144,000  $ 1,389,614
   Sun Hung Kai Properties Ltd.....................................  257,000    2,076,341
                                                                              -----------
                                                                                3,465,955
                                                                              -----------
                                                                                3,484,268
                                                                              -----------

ITALY: 4.8%

OIL -  INTEGRATED COMPANIES: 1.3%
   ENI SpA.........................................................   95,124    1,192,523
                                                                              -----------

RADIO & TELEVISION: 1.6%
   Mediaset SpA....................................................  199,780    1,460,391
                                                                              -----------

WIRELESS TELECOMMUNICATIONS: 1.9%
   Telecom Italia Mobile SpA.......................................  322,721    1,801,642
                                                                              -----------
                                                                                4,454,556
                                                                              -----------

JAPAN: 18.5%

AUTOMOTIVE: 2.2%
   Nissan Motor Co., Ltd...........................................  394,000    2,089,350
                                                                              -----------

CHEMICALS - DIVERSIFIED: 1.4%
   Shin-Etsu Chemical Co., Ltd.....................................   35,700    1,282,977
                                                                              -----------

ELECTRONIC & ELECTRICAL - GENERAL: 8.5%
   CANON, Inc......................................................   51,000    1,754,998
   Matsushita Electric Industrial Co., Ltd.........................   98,000    1,258,462
   Murata Manufacturing Co., Ltd...................................   21,810    1,308,001
   Rohm Co., Ltd...................................................   11,230    1,457,518
   Sharp Corp......................................................  175,000    2,046,965
                                                                              -----------
                                                                                7,825,944
                                                                              -----------

FINANCIAL SERVICES: 2.0%
   ORIX Corp.......................................................   14,300    1,280,955
   Shohkoh Fund & Co., Ltd.........................................    2,400      190,447
   Takefuji Corp...................................................    5,690      411,576
                                                                              -----------
                                                                                1,882,978
                                                                              -----------

HEALTH & PERSONAL CARE: 1.0%
   Kao Corp........................................................   45,640      948,947
                                                                              -----------
SEMICONDUCTORS: 1.5%
   Tokyo Electron Ltd..............................................   28,600    1,403,159
                                                                              -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                       SHARES    VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS, continued

WIRELESS COMMUNICATIONS: 1.9%
   NTT DoCoMo, Inc.................................................       152  $ 1,786,052
                                                                               -----------
                                                                                17,219,407
                                                                               -----------

NETHERLANDS: 13.5%

APPAREL: 1.2%
   Gucci Group N.V. ADR............................................    13,030    1,106,247
                                                                               -----------

ELECTRONIC & ELECTRICAL - GENERAL: 1.6%
   Koninklijke (Royal) Philips Electronics N.V.....................    49,914    1,483,483
                                                                               -----------

FOOD DIVERSIFIED: 2.1%
   Unilever N.V. CVA...............................................    33,220    1,947,732
                                                                               -----------
FOOD RETAILER: 2.1%
   Koninklijke Ahold...............................................    66,455    1,933,675
                                                                               -----------
PUBLISHING: 5.7%
   Verenigde Nederlandse...........................................    87,873    2,700,065
   Uitgeversbedrijven Vererigd Bezit
     Wolters Kluwer CVA............................................   119,999    2,735,215
                                                                               -----------
                                                                                 5,435,280
                                                                               -----------

TELECOMMUNICATIONS: 0.8%
   Koninklijke KPN N.V. (b)........................................   145,857      741,545
                                                                               -----------
                                                                                12,647,962
                                                                               -----------

SOUTH KOREA: 5.1%

ELECTRONIC & ELECTRICAL - GENERAL: 2.4%
   Samsung Electronics Co., Ltd....................................     7,500    1,593,071
   Samsung Electronics Co., Ltd. GDR (c)...........................     6,307      669,834
                                                                               -----------
                                                                                 2,262,905
                                                                               -----------

STEEL - PRODUCERS: 1.2%
   Pohang Iron & Steel Co., Ltd....................................     3,650      339,018
   Pohang Iron & Steel Co., Ltd. ADR...............................    34,463      792,649
                                                                               -----------
                                                                                 1,131,667
                                                                               -----------

UTILITIES - TELECOMMUNICATIONS: 0.6%
   Korea Telecom Corp. ADR.........................................    29,166      592,945
                                                                               -----------

WIRELESS TELECOMMUNICATIONS: 0.9%
   SK Telecom Co., Ltd. ADR........................................    37,356      807,637
                                                                               -----------
                                                                                 4,795,154
                                                                               -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2001

                                                                          SHARES       VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS, continued

SPAIN: 2.6%
OIL COMP-INTERGRATED: 1.7%
   Repsol YPF S.A....................................................     105,008  $ 1,531,476
                                                                                   -----------
UTILITIES - TELECOMMUNICATIONS: 0.9%
   Telefonica S.A. (b)...............................................      63,927      855,494
                                                                                   -----------
                                                                                     2,386,970
                                                                                   -----------
SWITZERLAND: 3.9%
FINANCIAL SERVICES: 2.0%
   Credit Suisse Group (b)...........................................      44,136    1,882,098
                                                                                   -----------

PHARMACEUTICALS: 1.9%
   Roche Holding AG..................................................      24,989    1,783,542
                                                                                   -----------
                                                                                     3,665,640
                                                                                   -----------

TAIWAN: 1.7%
SEMICONDUCTORS: 1.7%
   Taiwan Semiconductor Manufacturing Co., Ltd. ADR (b)..............      40,554      696,312
   United Microelectronics Corp. ADR (b).............................      90,273      866,621
                                                                                   -----------
                                                                                     1,562,933
                                                                                   -----------
TURKEY: 0.2%
TELECOMMUNICATIONS: 0.2%
   Turkcell Iletisim Hizmetleri AS ADR...............................       7,929      162,782
                                                                                   -----------

UNITED KINGDOM: 18.0%
BANKS: 1.5%
   HSBC Holdings PLC.................................................     118,418    1,387,395
                                                                                   -----------

PHARMACEUTICALS: 4.8%
   AstraZeneca Group PLC.............................................      55,505    2,506,688
   GlaxoSmithKline PLC...............................................      76,447    1,915,931
                                                                                   -----------
                                                                                     4,422,619
                                                                                   -----------

PUBLISHING: 2.9%
   Reed International PLC............................................     327,158    2,695,010
                                                                                   -----------

RETAIL: 2.7%
   Marks & Spencer PLC...............................................     471,489    2,504,672
                                                                                   -----------

SOFTWARE & COMPUTER SERVICES: 1.4%
   SAP AG............................................................      10,107    1,324,748
                                                                                   -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2001


                                                                               SHARES OR
                                                                               PRINCIPAL
                                                                               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 0.2%
   COLT Telecom Group PLC (b)...........................................         110,484  $    182,910
                                                                                          ------------

TELECOMMUNICATIONS - SERVICES & EQUIPMENT: 1.8%
   BT Group PLC.........................................................         345,003     1,264,092
   MMO2 PLC (b).........................................................         345,003       438,101
                                                                                             1,702,193
WIRELESS TELECOMMUNICATIONS: 2.7%
   Vodafone Group PLC...................................................         980,596     2,561,775
                                                                                          ------------
                                                                                            16,781,322
                                                                                          ------------

TOTAL COMMON STOCKS.....................................................                    88,804,363
                                                                                          ------------

COMMERCIAL PAPER: 4.9%
UNITED STATES: 4.9%
MEDICAL INSTRUMENTS: 4.9%
   Medtronic, Inc., 1.65%, 1/2/02*......................................       4,600,000     4,599,578
                                                                                          ------------
TOTAL COMMERCIAL PAPER..................................................                     4,599,578
                                                                                          ------------

CORPORATE BONDS: 1.1%
   MMA Community Development Investment, Inc., 2.63%, 6/30/02+ (d)......   $     120,000       120,000
   MMA Community Development Investment, Inc., 3.94%, 6/30/02+ (d)......         880,000       880,000

TOTAL CORPORATE BONDS...................................................                     1,000,000
                                                                                          ------------

TOTAL INVESTMENTS (Cost $106,298,550)(a) -- 101.1%......................                    94,403,941
   Liabilities in excess of other assets -- (1.1)%......................                      (996,425)
                                                                                          ------------

NET ASSETS-- 100.0%.....................................................                  $ 93,407,516
                                                                                          ============

_____________

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $815,613. Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized depreciation if securities as follows:

     Unrealized appreciation.................................. $    4,823,015
     Unrealized depreciation..................................    (17,533,237)
     Net unrealized depreciation.............................. $  (12,710,222)

(b)  Represents non-income producing securities.
(c) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(d) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2001

*    Effective yield at purchase
+ Variable rate security. Rates presented are the rates in effect at December 31, 2001. Date presented reflects next rate change date.
ADR- American Depository Receipt
AG- Aktiengesellschaft (German Stock Co.)
N.V.- Naankize Venncotschap (Dutch Corp.)
PLC- Public Limited Company
S.A.- Societe Anonyme (French Corp.)
SpA- Societa per Azioni (Italian Corp.)
GDR-Global Depository Receipt


See notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2001

FORWARD CURRENCY CONTRACTS

At December 31, 2001, the Fund held the following open foreign currency exchange contracts:

                                                                                           Unrealized
                         Delivery          Contract           Contract     Market         Appreciation/
Currency                   Date             Amount             Value       Value          (Depreciation)
--------------------------------------------------------------------------------------------------------
SHORT CONTRACTS
British Pound             1/3/02                (138)       $      (200)   $      (201)   $        (1)
Euro                      1/2/02             (15,583)           (13,815)       (13,875)           (60)
Euro                      1/4/02              (5,165)            (4,562)        (4,599)           (37)
Hong Kong Dollar          1/2/02             (15,092)            (1,936)        (1,935)            --
Hong Kong Dollar          1/3/02             (15,171)            (1,946)        (1,945)            --
U.S. Dollar               1/4/02            (756,724)          (756,724)      (756,724)            --
U.S. Dollar               1/3/02            (273,289)          (273,289)      (273,289)            --
U.S. Dollar               1/7/02             (22,439)           (22,439)       (22,439)            --
Japanese Yen             3/12/02        (585,820,000)        (4,653,006)    (4,467,932)       185,074
Japanese Yen              1/4/02          (2,689,981)           (20,566)       (20,518)            47
Japanese Yen              1/7/02          (4,684,612)           (35,676)       (35,724)           (48)
Japanese Yen              1/8/02          (6,999,766)           (53,433)       (53,374)            59
                                       -------------        -----------    -----------    -----------
TOTAL SHORT CONTRACTS                   (601,297,960)       $(5,837,592)   $(5,652,555)   $   185,034
                                       -------------        -----------    -----------    -----------
LONG CONTRACTS
Euro                      1/3/02             308,766            273,289        274,918          1,629
U.S. Dollar              3/12/02           4,653,006          4,653,006      4,653,006             --
U.S. Dollar               1/2/02              13,815             13,815         13,815             --
U.S. Dollar               1/4/02              20,566             20,566         20,566             --
U.S. Dollar               1/2/02               1,936              1,936          1,936             --
U.S. Dollar               1/7/02              35,676             35,676         35,676             --
U.S. Dollar               1/8/02              53,433             53,433         53,433             --
U.S. Dollar               1/4/02               4,562              4,562          4,562             --
U.S. Dollar               1/3/02               1,946              1,946          1,946             --
U.S. Dollar               1/3/02                 200                200            200             --
Japanese Yen              1/4/02          98,979,497            756,724        754,978         (1,746)
Japanese Yen              1/7/02           2,946,433             22,439         22,469             30
                                       -------------        -----------    -----------    -----------
TOTAL LONG CONTRACTS                     107,019,836        $ 5,837,592    $ 5,837,505    $       (87)
                                       =============        ===========    ===========    ===========

See notes to financial statements.

MMA Praxis International Fund
Statement of assets and liabilities
December 31, 2001

ASSETS:
Investments, at value (cost $105,298,550).............................................    $   93,403,941
Investment in affiliates, at value (cost $1,000,000).................................          1,000,000
                                                                                          --------------
     Total Investments (cost $106,298,550)...........................................         94,403,941
                                                                                          --------------
Cash.................................................................................            308,307
Foreign currency, at value (cost $27,197)............................................             27,318
Interest and dividends receivable....................................................             74,904
Receivable for investments sold......................................................            132,234
Unrealized appreciation on foreign currency contracts................................            184,948
Tax reclaim receivable...............................................................             48,346
Deferred organizational costs........................................................              1,016
Prepaid expenses.....................................................................             24,624
                                                                                          --------------
     Total Assets....................................................................         95,205,638
                                                                                          --------------
LIABILITIES:
Distributions payable to shareholders................................................            586,735
Payable for investments purchased....................................................          1,101,299
Accrued expenses and other payables:
  Investment advisory fees...........................................................             12,558
  Distribution fees..................................................................             29,180
  Shareholder servicing fees.........................................................              4,893
  Other..............................................................................             63,457
                                                                                          --------------
     Total Liabilities...............................................................          1,798,122
                                                                                          --------------
NET ASSETS:
Capital..............................................................................        126,388,308
Accumulated net investment income....................................................             86,262
Accumulated net realized losses from investments and
  foreign currency transactions......................................................       (21,360,081)
Net unrealized depreciation from investments and translation of
  assets and liabilities in foreign currencies.......................................       (11,706,973)
                                                                                          --------------
     Net Assets......................................................................     $   93,407,516
                                                                                          ==============
Net Assets
  Class A............................................................................     $   71,043,237
  Class B............................................................................         22,364,279
                                                                                          --------------
     Total...........................................................................     $   93,407,516
                                                                                          ==============
Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
  Class A............................................................................          7,657,734
  Class B............................................................................          2,422,255
                                                                                          --------------
     Total...........................................................................         10,079,989
                                                                                          ==============
Net asset value
  Class A - Redemption price per share...............................................     $         9.28
                                                                                          ==============
  Class A - Maximum Sales Charge.....................................................              5.25%
                                                                                          ==============
  Class A - Maximum Offering Price Per Share (100%/(100%-Maximum
     Sales Charge) of net asset value adjusted to the nearest cent)..................     $         9.79
                                                                                          ==============
  Class B-offering price per share*..................................................     $         9.23
                                                                                          ==============

______________
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA Praxis International Fund
Statement of operations
Year ended December 31, 2001

INVESTMENT INCOME:
Interest..........................................................................   $       223,571
Dividends.........................................................................         1,421,496
Foreign tax withholding...........................................................          (148,909)
Interest from affiliates..........................................................             1,892
                                                                                     ---------------
        Total Investment Income...................................................         1,498,050
                                                                                     ---------------

EXPENSES:
Investment advisory fees..........................................................           864,968
Administration fees...............................................................           144,162
Distribution fees-Class A.........................................................           177,397
Distribution fees-Class B.........................................................           188,614
Shareholder servicing fees-Class A................................................           177,397
Shareholder servicing fees-Class B................................................            62,871
Custodian fees....................................................................           123,140
Accounting fees...................................................................            65,970
Organization costs................................................................             4,080
Trustees' fees and expenses.......................................................            14,271
Transfer agent fees...............................................................           260,348
Other expenses....................................................................           115,029
                                                                                     ---------------

          Total expenses before reductions/reimbursements.........................         2,198,247
     Expenses reimbursed by Investment Advisor....................................          (487,142)
     Expenses reduced by Distributor..............................................          (179,643)
                                                                                     ---------------
          Net Expenses............................................................         1,531,462
                                                                                     ---------------

Net Investment Loss...............................................................           (33,412)
                                                                                     ---------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized losses from investment and foreign currency transactions.............       (20,293,496)
Change in unrealized appreciation/depreciation from investments and
   translation of assets and liabilities in foreign currencies....................        (8,801,575)
                                                                                     ---------------

Net realized/unrealized losses on investments.....................................       (29,095,071)
                                                                                     ---------------
Change in net assets resulting from operations....................................   $   (29,128,483)
                                                                                     ===============

See notes to financial statements.

MMA Praxis International Fund
Statements of changes in net assets

                                                                                         Year Ended      Year Ended
                                                                                         December 31,    December 31,
                                                                                         2001            2000
----------------------------------------------------------------------------------------------------------------------
From Investment Activities:

   Net investment income (loss)........................................................  $    (33,412)   $  1,172,108
   Net realized gains (losses) from investment transactions............................   (20,293,496)      6,363,503
   Change in unrealized appreciation/depreciation from investments and translation of
     assets and liabilities in foreign currencies......................................    (8,801,575)    (22,336,092)
                                                                                         ------------    ------------
Change in net assets resulting from operations.........................................   (29,128,483)    (14,800,481)
                                                                                         ------------    ------------

Distributions to Class A Shareholders:
   From net investment income..........................................................      (494,689)       (463,380)
   From net realized gains.............................................................            --      (3,836,937)
   Return of capital...................................................................            --         (95,842)

Distributions to Class B Shareholders:
   From net investment income..........................................................       (92,046)       (662,262)
   From net realized gains.............................................................            --      (3,571,640)
   Return of capital...................................................................            --        (103,211)
                                                                                         ------------    ------------
Change in net assets from distributions to shareholders................................      (586,735)     (8,733,272)
                                                                                         ------------    ------------

Change in net assets from capital transactions.........................................    62,015,619      25,916,455
                                                                                         ------------    ------------

Change in net assets...................................................................    32,300,401       2,382,702

Net Assets:
   Beginning of period.................................................................    61,107,115      58,724,413
                                                                                         ------------    ------------
   End of period.......................................................................  $ 93,407,516    $ 61,107,115
                                                                                         ============    ============

See notes to financial statements.

MMA Praxis International Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                          Class A Shares
                                                                        -------------------------------------------------
                                                                           Year Ended       Year Ended     Period Ended
                                                                           December 31,     December 31,   December 31,
                                                                           2001             2000           1999 (a)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................................     $  12.53        $  18.19        $   13.76
                                                                            --------        --------        ---------
Investment Activities
   Net investment income (loss)........................................         0.04            0.42            (0.01)
   Net realized and unrealized gains (losses)
     from investments..................................................        (3.23)          (4.04)            4.81
                                                                            --------        --------        ---------
Total from Investment Activities.......................................        (3.19)          (3.62)            4.80
                                                                            --------        --------        ---------
Distributions
   Net investment income...............................................        (0.06)          (0.32)           (0.10)
   Net realized gains..................................................          -             (1.68)           (0.27)
   Return of capital...................................................          -             (0.04)             -
                                                                            --------        --------        ---------
Total Distributions....................................................        (0.06)          (2.04)           (0.37)
                                                                            --------        --------        ---------
Net Asset Value, End of Period.........................................     $   9.28        $  12.53        $   18.19
                                                                            ========        ========        =========
Total Return (excludes sales charge)...................................       (25.42%)        (20.23%)          35.09%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)......................................     $ 71,043        $ 30,790        $  24,215
Ratio of expenses to average net assets................................         1.45%           1.45%            1.45%(c)
Ratio of net investment income to average net assets...................         0.11%           1.99%            0.02%(c)
Ratio of expenses to average net assets*...............................         2.16%           2.25%            2.28%(c)
Portfolio turnover (d).................................................        61.33%          48.31%           57.73%

------------
 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                     Class B Shares
                                        ----------------------------------------------------------------------------
                                         Year Ended     Year Ended     Year Ended      Year Ended     Period Ended
                                         December 31,   December 31,   December 31,    December 31,   December 31,
                                         2001           2000           1999            1998           1997 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
   of Period..........................   $  12.51       $   18.21      $   13.05       $   10.62      $   10.00
                                         --------       ---------      ---------       ---------      ---------
Investment Activities
   Net investment income
     (loss)...........................      (0.04)           0.31          (0.08)          (0.02)         (0.05)
   Net realized and unrealized
     gains (losses) on
     investments......................      (3.20)          (4.01)          5.54            2.56           0.69
                                         --------       ---------      ---------       ---------      ---------
Total from Investment Activities......      (3.24)          (3.70)          5.46            2.54           0.64
                                         --------       ---------      ---------       ---------      ---------
Distributions
   Net investment income..............      (0.04)          (0.28)         (0.03)          (0.10)           --
   Net realized gains.................        --            (1.68)         (0.27)          (0.01)         (0.02)
   Return of capital..................        --            (0.04)           --              --             --
                                         --------       ---------      ---------       ---------      ---------
Total Distributions...................      (0.04)          (2.00)         (0.30)          (0.11)         (0.02)
                                         --------       ---------      ---------       ---------      ---------
Net Asset Value, End of
   Period.............................   $   9.23       $   12.51      $   18.21       $   13.05      $   10.62
                                         ========       =========      =========       =========      =========
Total Return (excludes
   redemption charge).................     (25.92%)        (20.64%)        42.00%          23.98%          6.40% (b)

Ratios/Supplemental Data:
Net Assets at end of
   period (000).......................   $ 22,364       $  30,317      $  34,509       $  31,163      $  17,245
Ratio of expenses to
   average net assets.................       2.00%           2.00%          2.00%           1.99%          2.00% (c)
Ratio of net investment income
   to average net assets..............      (0.44%)          1.73%         (0.28%)         (0.32%)        (0.93%)(c)
Ratio of expenses to
   average net assets*................       2.65%           2.74%          2.82%           3.19%          4.29% (c)
Portfolio turnover (d)................      61.33%          48.31%         57.73%          47.19%         51.46%

-------------
 * During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from April 1, 1997 (commencement of operations) through December 31, 1997.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Mutual Funds
Notes to financial statements
December 31, 2001


1.   Organization:
The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Core Stock Fund (formerly the Growth Fund) effective May 1, 2001, the International Fund, and the Value Index Fund commenced operations May 2, 2001 (individually a "Fund", collectively "the Funds").

The Funds offer two classes of shares, Class A and Class B. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

2.   Significant accounting policies:
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities are valued by a method which the Board of Trustees believes accurately reflects fair value.

Securities transactions and related income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.


Foreign currency translation:

The market value of investment securities, other assets and liabilities of the International and Value Index Funds denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2001


The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward foreign currency contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Restricted securities:

The investments in restricted securities are valued by the Board of Trustees, or procedures approved by the Board of Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Fund has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through such offerings of CDI-Notes would then be invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid,

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2001


unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

MMA PRAXIS INTERMEDIATE INCOME FUND
The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:


Distributions paid from:                          2000            2001
                                                  ----            ----
   Ordinary income..........................  $2,755,547      $ 3,432,207
                                              -----------     -----------
Total taxable distributions.................  $2,755,547      $ 3,432,207
                                              -----------     -----------
Total distributions paid....................  $2,755,547*     $ 3,432,207
                                              ===========     ===========

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses............ ($1,921,730)**
Unrealized appreciation/(depreciation)..........  $  787,425***
                                                 ------------
Total accumulated earnings/(deficit)............ ($1,134,305)
                                                 ============

----------
* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

** On December 31, 2001, the Fund had a net capital loss carryforward of $1,921,730, of which $73,936 which will expire on December 31, 2007, $1,315,119 which will expire December 31, 2008, and $532,675 which will expire December 31, 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

*** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2001


MMA PRAXIS CORE STOCK FUND
The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

Distributions paid from:                                         2000             2001
                                                                 ----             ----
   Ordinary Income........................................   $  2,096,947          $  0
   Net long term capital gains............................   $  2,414,373          $  0
                                                             ------------      --------
Total taxable distributions...............................   $  4,511,320          $  0
                                                             ------------      --------
Total distributions paid..................................   $  4,511,320          $  0
                                                             ============      ========

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses........................  ($4,267,102)**
Unrealized appreciation/(depreciation)......................  ($4,353,379)
                                                              ------------
Total accumulated earnings/(deficit)........................  ($8,620,481)
                                                              ============

---------
** On December 31, 2001, the Fund had a net capital loss carryforward of $540,587 which will expire on December 31, 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

MMA PRAXIS VALUE INDEX FUND
(Fund commenced operations 5/2/01)

The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:


Distributions paid from:                                            2001
                                                                    ----
   Ordinary income........................................    $     60,739
                                                              ------------
Total taxable distributions...............................    $     60,739
                                                              ------------
Total distributions paid..................................    $     60,739*
                                                              ============

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses.......................      ($139,089)
Unrealized appreciation/(depreciation).....................    ($1,269,362)**
                                                               ------------
Total accumulated earnings/(deficit).......................    ($1,408,451)
                                                               ============

----------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2001


MMA PRAXIS INTERNATIONAL FUND
The tax character of distributions paid during the fiscal year ended December 31, 2000 and December 31, 2001 were as follows:

Distributions paid from:                                           2000               2001
                                                                    ----               ----
   Ordinary income.........................................   $    1,125,642        $   586,735
                                                              --------------        -----------
Total taxable distributions................................   $    1,125,642        $   586,735
   Tax return of capital...................................   $      199,053        $         0
                                                              --------------        -----------
Total distributions paid...................................   $    1,324,695        $   586,735
                                                              ==============        ===========

As of December 31, 2001 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income...............................  $         271,210
                                                              -----------------
Accumulated earnings........................................  $         271,210
Accumulated capital and other losses........................       ($20,544,468)**
Unrealized appreciation/(depreciation)......................       ($12,707,534)***
                                                              -----------------
Total accumulated earnings/(deficit)........................       ($32,980,792)
                                                              =================

----------
** On December 31, 2001, the Fund had a net capital loss carryforward of $13,838,467 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

*** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

Federal income taxes:

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Organization costs:

Costs incurred by the International Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the International Fund. In the event that any of the initial shares of the International Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the International Fund being redeemed bears to the number of initial shares of the International Fund that are outstanding at time of redemption. Organization costs incurred in connection with Funds other than the International Fund are expensed as incurred.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2001

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets or another reasonable basis. Expenses specific to a class are charged directly to that class. Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 2001, custodian fees and expenses paid by third parties were $8,804, $18,230 and $3,131 for the Intermediate Income Fund, Core Stock Fund and the Value Index Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3.   Purchases and sales of securities:
Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:


                                                              Purchases            Sales
                                                              ---------            -----
Intermediate Income Fund..................................    $   30,001,631       $   20,145,134
Core Stock Fund...........................................        30,888,672           27,671,175
Value Index Fund..........................................        20,287,469            2,311,929
International Fund........................................       111,261,210           54,327,426

4.   Related party transactions:
Menno Insurance Service, Inc. d/b/a MMA Capital Management, (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Core Stock; 0.30% for the Value Index Fund and 0.90% for the International Fund. Oechsle International Advisors, LLC, serves as the sub-adviser to the International Fund. The Advisor has entered into an expense limitation agreement until April 30, 2002 pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Funds to exceed 1.20% and 1.75% for the Core Stock Fund, .85% and 1.20% for the Intermediate Income Fund, 1.45% and 2.00% for the International Fund and .95% and 1.50% for the Value Index Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees of 0.15% that are computed daily at an annual rate of each Fund's average daily net assets, subject to an annual minimum.

Under the Distribution (12b-1) plan BISYS serves as the Funds' distributor ("Distributor"). Each Fund pays the Distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares. The Distributor may use up to 0.25% of the 12b-1

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2001

fee for shareholder servicing and up to 0.25% for distribution. Each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares. The Distributor may incur up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

For the year ended December 31, 2001, the distributor received approximately $300,406 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $67,918 went to affiliated dealers.

Certain officers of the Company are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

BISYS Ohio serves the Funds' as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per Fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

5. Capital share transactions
Transactions in shares of the Funds are summarized below:


                      Intermediate Income Fund         Core Stock Fund       Value Index Fund     International Fund
                   -----------------------------------------------------------------------------------------------------------
                      Year Ended     Year Ended     Year Ended     Year Ended     Period Ended    Year Ended      Year Ended
                      December 31,   December 31,   December 31,   December 31,   December 31,    December 31,    December 31,
                      2001           2000           2001           2000           2001(a)         2001            2000
------------------------------------------------------------------------------------------------------------------------------
Capital Transactions:
Class A Shares:
   Proceeds from
   shares issued...   $  9,802,999  $ 2,662,274     $13,831,653    $59,100,309    $915,458,963    $ 672,465,294   $917,299,143
   Dividends
   reinvested......        456,153      272,164             186        312,801          15,172           (1,231)     3,549,166
   Cost of shares
   redeemed........     (3,813,403)    (534,216)     (5,312,744)    (1,443,240)        (37,923)     (10,562,203)    (4,724,552)

                    --------------  -----------  --------------  -------------  --------------  ---------------  -------------
   Class A Share
   Transactions....   $  6,445,749  $ 2,400,222     $ 8,519,095    $57,969,870    $ 15,436,212     $ 61,901,860   $ 16,123,757
                    --------------  -----------  --------------  -------------  --------------  ---------------  -------------

Class B Shares:
   Proceeds from
   shares issued...   $  5,715,029  $ 3,594,485     $13,706,116    $21,124,456    $  2,781,080      $ 3,506,762   $628,138,564
   Dividends
   reinvested......      1,680,328    1,677,177              38      4,042,877           1,803              765      4,526,106
   Cost of shares
   redeemed........     (4,023,581)  (6,702,141)    (19,116,692)   (18,766,767)        (76,653)      (3,393,768)   (22,871,972)
                    --------------  -----------  --------------  -------------   -------------  ---------------  -------------
   Class B Share
   Transactions....   $  3,371,776  $(1,430,479)    $(5,410,538)   $ 6,400,566    $ 62,706,230       $  113,759   $ 99,792,698
                    --------------  -----------  --------------  -------------   -------------  ---------------  -------------
Net increase
(decrease)
    From capital
    transactions...   $  9,817,525  $   969,743     $ 3,108,557    $14,370,436    $ 18,142,442      $62,015,619   $125,916,455
                    ==============  ===========  ==============  =============   =============  ===============  =============
Share Transactions:
Class A Shares:
   Issued..........        997,038      281,418       1,021,376        607,509       1,610,497        6,261,032      1,159,282
   Reinvested......         46,583       28,879              12         20,542           1,654             (107)       269,362
   Redeemed........       (387,569)     (56,473)       (396,116)       (96,182)         (4,380)      (1,059,963)      (303,465)
                    --------------  -----------  --------------  -------------  --------------  ---------------  -------------
    Change in Class
     A Shares......        656,052      253,824         625,272        531,869       1,607,771        5,200,962      1,125,179
                    --------------  -----------  --------------  -------------  --------------  ---------------  -------------
Class B Shares:
   Issued..........        584,429      380,694       1,007,219      1,417,039         303,808          330,839      1,680,733
   Reinvested......        171,931      178,057               3        267,344             205               63        337,252
   Redeemed........       (411,269)    (709,984)     (1,425,192)    (1,262,956)         (8,647)        (331,596)    (1,489,790)
                    --------------  -----------  --------------  -------------  --------------  ---------------  -------------
    Change in Class
    B Shares.......        345,091     (151,233)       (417,970)       421,427         295,366             (694)       528,195
                    --------------  -----------  --------------  -------------  --------------  ---------------  -------------
Net increase
(decrease)
   From share
     transactions..      1,001,143      102,591         207,302        953,296       1,903,137        5,200,268      1,653,374
                      ============  ===========   =============    ===========    ============   ==============   ============

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2001


6. Federal income tax information
Capital loss carryforward:

At December 31, 2001 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extend provided by the Treasury regulations:

                                        Amount            Expires
                                        ------            -------
Intermediate Income Fund.........  $    73,936              2007
                                     1,315,119              2008
                                       532,675              2009
Core Stock Fund..................      540,587              2008
International Fund...............   13,838,467              2009

7. Other federal income tax information (unaudited)
Post-October loss deferral:

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds have incurred and will elect to defer such capital losses as follows:

                                                        Post-October
                                                       Capital Losses
                                                       --------------
Core Stock Fund...................................     $  3,726,515
Value Fund........................................          139,089
International Fund................................        6,706,001

Dividends received deduction:

Value Index Fund..................................           100.00%
International Fund................................             1.61%

8. Change in auditors (unaudited)
On February 16, 2001, the Board of Trustees approved the decision to change independent accountants and engage Ernst & Young, LLP as its new independent accountants as of that date.

MMA Praxis Mutual Funds
Report of independent accountants


To the Board of Trustees and Shareholders
MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the MMA Praxis Mutual Funds (comprised of Intermediate Income Fund, Core Stock Fund (formerly the Growth
Fund), Value Index Fund, and International Fund)(the Funds) as of December 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and the financial highlights presented herein for the Intermediate Income Fund, Core Stock Fund (formerly the Growth Fund), and the International Fund for each of the respective years or periods ended through December 31, 2000 were audited by other auditors whose report dated February 20, 2001 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the MMA Praxis Mutual Funds, at December 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP

Columbus, Ohio
February 22, 2002

Management of Trustees (unaudited)

                                                      Term of Office                                           Number of Portfolios
                                  Position Held       and Length of        Principal Occupation During          overseen within the
Name and Address             Age  with the Trust      time served          the Past Five Years                         Fund Complex
-----------------------------------------------------------------------------------------------------------------------------------
Howard L. Brenneman           60  Chairman and        Since                President and CEO, Mennonite Mutual Aid                4
PO Box 483                        Trustee             12/2/93              December 1991 - present
Goshen, IN 46527                                      (8 years, 1 month)

Karen Klassen Harder, Ph.D.   44  Trustee             Since                Professor, Bethel College                              4
Bethel College                                        12/2/93              January 1990 - present
North Newton, KS 67117                                (8 years, 1 month)

Richard Reimer, Ph.D.         69  Trustee             Since                Retired. Professor of Economics,                       4
The College of Wooster                                12/2/93              The College of Wooster
Wooster, OH 44691                                     (8 years, 1 month)   January 1990 - present

Donald E. Showalter, Esq.     60  Trustee             Since                Attorney, the law firm of Wharton, Aldhizer            4
100 South Mason Street                                12/2/93              & Weaver
Harrisonburg, VA 22801                                (8 years, 1 month)   June 1965 - present

Allen Yoder, Jr.              73  Trustee             Since                President, Jayco, Inc.                                 4
PO Box 460                                            12/2/93              September 1993 - retirement
Middlebury, IN 46540                                  (8 years, 1 month)

Bruce Harder                  60  Trustee             Since                Executive Director for Finance and Admin., Tri-Met     4
4012 SE 17th Ave                                      2/11/00              1986 - present
Portland, OR 97202                                    (1 year, 10 months)

John L. Liechty               46  President           Since                Executive Management, Mennonite Mutual Aid             4
PO Box 483                                            8/19/97              1986 - present
Goshen, IN 46527                                      (4 years, 4 months)

Steve Pierce                  34  Treasurer           Since                Vice President, BISYS Fund Services                    4
3435 Stelzer Rd                                       11/18/99             2001 - present; Director, BISYS Fund Services
Columbus, OH 43219                                    (2 years, 1 month)   1996 - 2001

Marlo J. Kauffman             44  Vice President      Since                Financial Services Operation Manager,                  4
PO Box 483                                            12/2/93              Mennonite Mutual Aid
Goshen, IN 46527                                      (8 years, 1 month)   January 1981 - present

Gregory Maddox                31  Vice President      Since                Vice President, BISYS Fund Services                    4
1230 Columbia Street                                  8/17/99              April 1991 - present
San Diego, CA 92101                                   (2 years, 4 months)

Walter B. Grimm               54  Vice President      Since                BISYS Fund Services                                    4
3435 Stelzer Rd                                       12/2/93              June 1992 - present
Columbus, OH 43219                                    (8 years, 1 month)

George Stevens                49  Secretary           Since                BISYS Fund Services                                    4
3435 Stelzer Rd                                       5/19/98              September 1996 - present
Columbus, OH 43219                                    (3 years, 7 months)

Alaina Metz                   36  Assistant Secretary Since                Chief Admin Officer, BISYS Fund Services               4
3435 Stelzer Rd                                       11/12/96             June 1995 - present
Columbus, OH 43219                                    (5 years, 1 month)

Investment Adviser
MMA Capital Management
Post Office Box 483
Goshen, Indiana 46527

Investment Sub-Adviser
(International Fund only)
Oechsle International Advisors, LLC
One International Place
Boston, Massachusetts 02110

Administrator and Distributor
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Dechert
1775 Eye Street, NW
Washington, DC 20006

Auditors
Ernst & Young LLP
41 South High Street
Columbus, Ohio 43215

Transfer Agent
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

This report is for the information of shareholders of MMA Praxis Mutual Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

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